AMENDMENT NUMBER 4
                                     TO THE
                      MANAGED OPERATIONS SERVICES AGREEMENT
--------------------------------------------------------------------------------

This Amendment Number 4 to the Managed Operations Services Agreement (this "Amendment"), is made by and between Franklin Templeton Companies, LLC, a Delaware Limited Liability Company, having a place of business at One Franklin Parkway, San Mateo, CA, 94403 ("Franklin") and International Business Machines Corporation, having place of business at Route 100, Somers, NY, 10589 ("IBM") (collectively referred to herein as the "Parties"). This Amendment is entered into on this __1st__day of __July__, 2003 (the "Amendment 4 Effective Date"). This Amendment amends the Managed Operations Services Agreement, dated February 6, 2001, between Franklin and IBM as modified or amended prior to the date hereof including any schedules, supplements, exhibits and attachments thereto (the "Agreement"). Capitalized terms used but not defined herein shall have their respective meanings as defined in the Agreement. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. All terms and conditions of the Agreement not specifically amended or supplemented herein, shall remain unchanged and in full force and effect. The Term of this Amendment will begin as of the Amendment 4 Effective Date and will run concurrently with the Term, as modified herein.

The affected and changed sections and Schedules of the Agreement are as indicated below.

I.   THE AGREEMENT:
     --------------

     A)   ADD THE FOLLOWING AS SECTION 1.bbb:
          "Amended Commencement Date" means July 1, 2003.

     B)   SECTION 1.g IS HEREBY AMENDED AS FOLLOWS:
          "Original Commencement Date" shall be synonymous with the term "Commencement Date" as used in the Agreement and means March 1, 2001.

     C) SECTIONS 5.a AND 5.b (PAYMENTS) ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING:
          a. Franklin shall pay IBM for Services as set forth in Schedule C (Charges).
          b. Upon the first business day of the each month of the Term, IBM will present Franklin with one invoice in the amount of a monthly pro rata portion of the Annual Services Charge as set forth in Exhibit C-1 (the "ASC Invoice"). Upon or before the tenth day of each month of the Term, IBM will present Franklin with one invoice covering any variable charges, credits or amounts due and owing under the Agreement for the preceding month, including ARCs and RRCs (the "Variable Charge Invoice"). Payment shall be due as follows (in each case, the "Payable Date"):

               1. The ASC Invoice shall be due and payable on or before the last working day of the calendar month for which such invoice is applicable. Notwithstanding the forgoing, in the event that Franklin does not receive the ASC invoice from IBM in a timely manner consistent with this Section 5(b), any such invoice shall be due and payable, within 30 calendar days of Franklin's actual receipt of such invoice.
               2. The Variable Charge Invoice shall be due and payable within 30 calendar days of Franklin's receipt of such invoice. In the event that the Variable Charge Invoice reflects a net credit to Franklin, IBM shall credit such amount to Franklin within 30 calendar days of the issuance of such invoice.

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MOSA AMENDMENT-FINAL.DOC                                      AMENDMENT NUMBER 4

               3. In the event that the Parties mutually agree upon any additional charges to be made pursuant to this Agreement, in the absence of any contrary agreement between the Parties, any such additional charge shall be due and payable within 30 calendar days of receipt of invoice by Franklin.
               4.   Franklin   shall  have  the  option  to  make  payments  due
                    hereunder via wire fund transfer or other commercially similar electronic medium acceptable to IBM. This form of payment shall be made to an IBM account specified by IBM. IBM shall provide all necessary account information to enable Franklin to make such deposit.
               5. If any payments or portions thereof are not received by IBM on the Payable Date, Franklin will also pay IBM a late fee for each day after the Payable Date and until the date IBM receives such late payment in full. The amount of the late fee will be invoiced to Franklin and payable in the next monthly invoice. The late fee will be the lesser of 1% or the maximum allowed under the law of any overdue amount per month.
               6. Franklin's payment obligations under this Section 5 shall be limited to amounts which are properly due and owing pursuant to the terms of the Agreement. IBM's failure to perform the Services pursuant to the terms of the Agreement shall be deemed a proper basis for Franklin's temporary withholding of payment of such disputed amount.

     D) SECTION 8.a (SOFTWARE AND EQUIPMENT) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          a. Franklin Provided Software and Equipment. Until Initial Refresh (with respect to each item of software or equipment), except as otherwise set forth in this Agreement, Franklin will have financial responsibility for and will provide all In-Scope Software and In-Scope Equipment required to provide the Services, including leases, license fees, upgrade fees and maintenance fees. Notwithstanding the foregoing, in the event that Initial Refresh has not occurred within eighteen months following the Amended Commencement Date, IBM shall be responsible for maintenance on Sun Microsystems, EMC, and IBM manufactured In-Scope Equipment (excluding any In Scope Equipment purchased after the Original Commencement Date) until Initial Refresh does occur unless such delay is due to Franklin's delay. The foregoing obligations shall not include (i) the S/390 T16 situated in Rancho Cordova, described in Section 8.b. below; (ii) the upgrade to the S/390 T16 to an R56; (iii) all IBM S/390 Systems Software, and (iv) the IBM Systems Software on the AS/400s. With respect to the foregoing items described in (i) through (iv), IBM shall provide and will maintain financial and other responsibility. Franklin hereby grants to IBM during the Term, its Affiliates, and their subcontractors, for use solely in connection with IBM's provision of the Services, the rights to use such Franklin
               Provided Software and Franklin Provided Hardware that is necessary for IBM's provision of the Services, subject to Section 8.d (Required Consents) of this Agreement.

     E) SECTION 8.c (IBM PROVIDED SOFTWARE AND IBM PROVIDED EQUIPMENT) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          c. IBM Provided Software and IBM Provided Equipment. At the time of Initial Refresh, with respect to a particular piece of In-Scope Equipment, IBM shall assume all responsibility for such In-Scope Equipment and all System Software running on such In-Scope Equipment (but not including any Third Party OEM Software or application software and DEC/VAX midrange servers listed on Schedule G), including leases, license fees, upgrade fees and maintenance fees. With respect to Third Party OEM Software, IBM will be responsible for the management and procurement of such software and will reasonably cooperate with Franklin and Franklin Affiliates to assess and to maximize efficiencies and volume benefits that Franklin and Franklin Affiliates

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MOSA AMENDMENT-FINAL.DOC                                      AMENDMENT NUMBER 4
               may seek from licensors of such software and will, upon mutual agreement of the Parties, replace Third Party OEM Software with IBM software during refreshes where IBM replacement software with
               similar  functionality  exists.   Franklin  will  be  financially
               responsible for all Third Party OEM Software and for IBM replacement software (excluding IBM Systems Software).

     F)   SECTION 8.e (REFRESH) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE
          FOLLOWING:

          e. Refresh. For each item of In-Scope Hardware and In-Scope Software as to which IBM has an obligation under subsection (c) above, Franklin will provide IBM with prior notice of the expiration or termination of the applicable equipment lease agreement or pending expiration of depreciation for such item of hardware. Subject to the terms and conditions of this Agreement, IBM will negotiate and be financially responsible for the renewal or other extension of such hardware and associated IBM Systems Software, or of a similar alternative software or hardware solution proposed by IBM. It is the intention of the parties that IBM shall perform all Initial Refresh (excluding any In-Scope Hardware purchased after the Original Commencement Date) within eighteen (18) months of the Amended Commencement Date. IBM shall not implement or otherwise use any hardware or software with respect to the Services which will unreasonably or adversely affect Franklin's or a Franklin Affiliate's application environment.

     G) SECTION 8.g (SOFTWARE CURRENCY) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          g. Software Currency. Following Initial Refresh, IBM shall perform all functions required to maintain all In-Scope Software currency. Unless otherwise agreed by the parties, IBM shall maintain In-Scope Software within one generation of current major release levels.

     H) SECTION 8.h (EQUIPMENT CURRENCY) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          h. Equipment Currency. Following Initial Refresh, IBM shall perform all functions required to maintain all In-Scope Equipment currency (except with respect to the DEC/VAX Servers, Amendment 3 Equipment, and the Canadian Disaster Recovery AS/400 machine in Rancho Cordova). Unless otherwise agreed to by the Parties, IBM shall subsequently refresh the In-Scope Equipment according to Table 8.h.1. below. To avoid all In-Scope Equipment being refreshed at one time, the Parties shall negotiate in good faith using commercially acceptable standards, to develop a mutually agreed upon Annual Technology Refresh Plan which shall be updated by the Parties annually (by December 31st of the expiring year) beginning in 2003. The Annual Technology Refresh Plan will include a schedule to execute the refresh of the In-Scope Equipment for the following year. Additionally, the Parties agree to negotiate in good faith to resolve any refresh schedule mismatches, which may exist due to partial platforms, application development and testing resource constraints or lack of backward compatibility. Such resolution may be by acceleration or slowdown of the refresh cycle.


IBM/FRANKLIN CONFIDENTIAL                                            PAGE 3 OF 9
MOSA AMENDMENT-FINAL.DOC                                      AMENDMENT NUMBER 4

           Table 8.h.1
         --------------------------------------------- --------------------------------
                         SYSTEM TYPE                            REFRESH CYCLE

         --------------------------------------------- --------------------------------
          Mainframe System Servers (zSeries class)      60 months
         --------------------------------------------- --------------------------------
          Shared Storage Systems (SAN, NAS)             48 months
         --------------------------------------------- --------------------------------
          Shared storage such as SAN and NAS            48 months
         --------------------------------------------- --------------------------------
          Storage internal to a server                  Same refresh schedule as server
         --------------------------------------------- --------------------------------
          Standalone storage (not internal to the       48 months
          server) included in the other storage
          category
         --------------------------------------------- --------------------------------
          DEC                                           No refresh schedule
         --------------------------------------------- --------------------------------
          iSeries Systems                               60 months
         --------------------------------------------- --------------------------------
          UNIX Systems (IBM, non-IBM) less than or      48 months
          equal to 8 CPU's
         --------------------------------------------- --------------------------------
          UNIX Systems (IBM, non-IBM greater than or    60 months
          equal to 9 CPUs
         --------------------------------------------- --------------------------------
          Intel Systems (IBM, non-IBM)                  36 months
         --------------------------------------------- --------------------------------
          Any other nonspecified equipment              42 months
         --------------------------------------------- --------------------------------


     I) SECTION 10.b (REPLACEMENT OF PROTECTED EMPLOYEES) IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          b.   Replacement or  Reassignment of Protected  Employees.  During the
               eighteen months from the Commencement Date, IBM shall not reassign or replace any Protected Employee described in (i),
               (ii), (iii) or (iv) (with (iv) being limited as described above). The restrictions described above shall apply, except for the reasons set forth below: (i) replacement or reassignment of such Protected Employee pursuant to Franklin's written consent to such reassignment; (ii) Protected Employee's voluntary resignation from IBM; (iii) dismissal of a Protected Employee by IBM for misconduct (e.g., fraud, drug abuse, theft) or unsatisfactory performance as determined by IBM; or, (iv) inability of a Protected Employee to work due to sickness or disability, or any relevant labor or employment legislation or following the termination or expiration of the Agreement (each, an "Excused Replacement"). If IBM replaces or reassigns a Protected Employee in violation of this provision, in addition to whatever rights and remedies Franklin may otherwise have, IBM shall be responsible: (i) for replacing such Protected Employee within thirty (30) days of the last day of such Protected Employee's employment with IBM; and (ii) for training such Protected
               Employee's replacement at IBM's sole expense. The IBM Project Executive may approach the Franklin Project Executive with a request to include a specific personnel reassignment in the category of Excused Replacement based upon IBM's desire to not limit an IBM Key Employee's career development and advancement. The Franklin Project Executive will consider such a request in good faith.

     J)   THE FIRST TWO SENTENCES OF SECTION 15.  (BENCHMARKING)  ARE AMENDED AS
          FOLLOWS:

          Benchmarking. At the end of the 24th, 40th, 56th, 72nd, 88th and 104th months following the Amended Commencement Date, either party may elect to conduct a benchmarking process designed to objectively compare the Services and the rates and charges related thereto to industry standards for comparable services in accordance the procedures set forth herein.

     K)   INTENTIONALLY LEFT BLANK.


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     L)   ADD THE FOLLOWING AS SECTION 17.f (USE OF FACILITIES: TORONTO):

          f. The Parties hereby agree that a portion of the Services (specifically remote operations) which are currently provided by IBM hereunder from the United States, may be transitioned over and may be provided by IBM from Franklin's facilities in Toronto Canada. Should IBM decide to make this transition, Franklin shall provide the following facilities for use by IBM in Toronto:
               Franklin will provide IBM with facilities and general office equipment (including standard office furniture, telephone handsets, fixtures, use of shared office equipment, such as photocopiers) for up to forty (40) IBM personnel at Franklin's facilities in Toronto, Canada that are comparable to which Franklin provides to its own similarly situated employees and contractors at such facility. IBM shall be responsible for providing all personal computers (workstations and laptops) for use by IBM personnel.

          IBM will successfully complete its transition to Toronto in accordance with its transition plan which shall be commercially reasonable, unless otherwise mutually agreed.

     M) THE FIRST SENTENCE OF SECTION 20.a (TERM) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          a. As of the Amended Commencement Date, (Except with respect to Schedule M, the term of which shall remain unchanged), the Term of the Agreement is hereby extended as follows: The Term shall extend until 2400 hours, Pacific time, on the later of (i) the tenth anniversary of the Amended Commencement Date or (ii) the last day of the Temporary Extension of Services or the Transition Period (if any), if not terminated earlier pursuant to Section 18 or 21 (the "Term").

     N) SECTION 21.a (TERMINATION) IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          a. Termination for Convenience. At any time after the third anniversary of the Amended Commencement Date, Franklin may terminate this Agreement (but not including Schedule M) for convenience for any reason or no reason upon at least one hundred twenty (120) days written notice, and Franklin shall have no further obligations under this Agreement except for (i) payment for any acceptable Services completed by IBM prior to the effective date of termination; (ii) payment of the Termination for Convenience Charge specified in Revision 2 to Schedule C
               (iii) payment of the applicable lease buyout charge on all remaining lease obligations, including lease obligations for assets used in the IBM data center exclusively to support Franklin, as set forth in 21 (e) below and (iv) payment of the reasonable costs incurred by IBM except for those costs which fall under Section 21 (a) (iii) above, in winding down the Services to termination that would not have been incurred if the Agreement had not been terminated for convenience, such amounts not to exceed $1,500,000 plus the amount of $50,000 multiplied by every three (3) employees in excess over 100 who are dedicated to providing Services as of the date on which Franklin gives notice of termination. For example, if on the date on which Franklin gives notice of termination, 121 IBM employees are dedicated to providing Services, the cap on the reasonable costs for which Franklin is liable under subsection (iv) above, is $1,850,000. If on the date on which Franklin gives notice of termination, 120 IBM employees are dedicated to providing Services, the cap on the reasonable costs for which Franklin is liable under subsection
               (iv) above, is $1,800,000.

     O) THE LAST SENTENCE IN SECTION 21.b (TERMINATION FOR CAUSE) WHICH BEGINS "IN THE EVENT OF A DEFINED DEFAULT SPECIFIED..." IS DELETED IN ITS ENTIRETY.

     P)   SECTION 21.d (TERMINATION) IS DELETED IN ITS ENTIRETY.


IBM/FRANKLIN CONFIDENTIAL                                            PAGE 5 OF 9
MOSA AMENDMENT-FINAL.DOC                                      AMENDMENT NUMBER 4
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     Q)   SECTION  21.e  (TERMINATION)  IS DELETED IN ITS  ENTIRETY AND REPLACED
          WITH THE FOLLOWING:

          e. Leases at Expiration or Termination. In the event that IBM incurs any actual lease buy out charges due to IBM's termination of equipment leases because of expiration or termination of the
               Agreement for any reason, Franklin shall pay to IBM the applicable and documentable lease buyout charge on all remaining In Scope Equipment lease obligations including lease obligations for assets used in the IBM data center exclusively to support Franklin. IBM shall provide an itemized accounting of all lease buy out charges pursuant to this Section 21 (e) and any such charges shall be commercially reasonable under the circumstances. The Parties intend that any equipment for which Franklin pays a lease buyout charge become the property of Franklin.

     R)   ADD THE FOLLOWING AS SECTION 28:
          Mutual Stipulation. IBM and Franklin hereby stipulate that each party has performed it's obligations under the Agreement for the time period beginning on the Effective Date and ending on the Amended Commencement Date. The Parties understand, acknowledge and agree that the stipulation set forth in this Section 28 is under no circumstances intended to be, nor should it be interpreted as a being a release of liability for any actions which may have been taken by either party under the Agreement during this time.

     S)   ADD THE FOLLOWING AS SECTION 29 (INCREMENTAL REVENUE COMMITMENT):
          Franklin commits to IBM Global Services or its successor an incremental revenue amount for additional services (including any products which are included as part of a service) through the IBM Project Executive under an Amendment or SOW to the Agreement or the IBM/Franklin Customer Agreement for Services dated July 2, 2001 in the relevant calendar year as follows ("Incremental Revenue Commitment"):


          -------------- --------- --------- --------- --------- --------- -------- ---------
                         2004      2005      2006      2007      2008      2009     2010
          -------------- --------- --------- --------- --------- --------- -------- ---------
          Total IBM      $1.75     $2.75     $3.25     $3.5      $3.5      $3.5     $3.5
          Incremental
          Revenue
          Commitment
          (in millions
          USD)
          -------------- --------- --------- --------- --------- --------- -------- ---------


          The Incremental Revenue Commitment is over and above the Annual Services Charge set forth in Exhibit C-1. The Incremental Revenue Commitment will encompass all invoiced amounts paid by Franklin or its Affiliates globally for additional IT services (including without limitation, ARCs, One-time Incremental Asset Charges and Monthly
          Incremental Asset Charges under the Agreement and any IBM or non-IBM products which are included as part of a service such as installation, maintenance or managed operations services, and IBM software to be installed on the In-scope Equipment, for Franklin's environment) such as network services, help desk, web hosting services, application development management services, learning services, maintenance services, business consulting services and other strategic outsourcing services performed by IBM Global Services or its successor.

          If Franklin fails to meet the Incremental Revenue Commitment in any calendar year, IBM, at its option, shall either (i) invoice Franklin in the second month following the applicable calendar year, and Franklin shall pay an amount equal to 15% of the difference between the Incremental Revenue Commitment and the amounts invoiced to Franklin during the applicable calendar

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          year (the "IRC  Shortfall  Fee").  The IRC Shortfall  shall not exceed
          $262,500 for 2004,  $412,500 for 2005,  $487,500 for 2006 and $525,000
          per year for years 2007 through 2010 or (ii) provide Franklin a one year grace period to fulfill its Incremental Revenue Commitment on an aggregate basis for both the prior and current years. The IRC
          Shortfall Fee shall not count towards the next year's Incremental Revenue Commitment, nor shall any amount paid to IBM during the grace period if such amount is aggregated with the prior year's revenue in order to meet such prior year's Incremental Revenue Commitment. Franklin shall provide reasonable assistance to IBM as required to calculate the amounts paid to IBM over the previous calendar year.

          If the Agreement terminates for any reason prior to its anticipated expiration date, the Incremental Revenue Commitment will be prorated for the relevant calendar year in which the Agreement is terminated and any amounts owing for the IRC Shortfall Fee are due upon the effective date of Termination.

          The additional Services may be subject to a Benchmark (as per the Benchmark provisions and schedule defined in the Agreement) against comparable scope and revenue size of similar transactions in the industry (for example, product installation services will be benchmarked against comparable scope, complexity, platforms and volumes).

     T)   ADD THE FOLLOWING AS SECTION 30:
          Geographic Scope of Services. Unless the Parties otherwise agree in writing, the Services under this Agreement shall be provided only in the United States of America.

     U)   ADD THE FOLLOWING AS SECTION 31:
          Governance.
          a.   Introduction
               Franklin and IBM agree that the effective implementation and administration of this Agreement will be facilitated by ongoing management involvement. This involvement will be enhanced by the governance structure and process set forth in this Section.
          b.   Intent
               The intent of the governance structure and process is to enhance and facilitate:
               i. the effective implementation of this Agreement including the establishment of a strategy for communicating and planning for major organization changes (i.e., people, processes, functions) associated with this Agreement;
               ii. the development of organizational relationships through formal tools and techniques to support Franklin's and IBM's:
                    a)   IT goals and objectives;  and
                    b)   business goals, plans and strategies;
               iii. effective operating protocols and an expeditious process for the resolution of certain disputes; and
               iv. periodic senior management review of and recommitment to the relationship.

          c.   Objectives
               The objectives of the governance structure and process are to continually validate that:
               i. the results and benefits derived from this Agreement are consistent with Franklin's and IBM's expectations and objectives;
               ii. the goals, objectives, strategies, and plans of Franklin and IBM are fully understood by the other;
               iii. an  effective   relationship   management   process   exists
                    including a communication, decision making, and issue resolution process; and

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

               iv. this Agreement continues to provide a living value proposition to Franklin and IBM throughout the Term.
          d.   Structure
               Franklin and IBM agree to jointly establish the following governance structure to provide advice and counsel to the Franklin and IBM Project Executives.
               i.   Joint Steering Committee
                    a) Franklin and IBM will jointly create a board consisting of an equal number of employees from Franklin and IBM (the Joint Steering Committee) who will focus on Franklin's and IBM's long-term strategic plans as they relate to the Services so that such plans remain consistent with the goals, objectives, strategies and plans of Franklin and IBM. Within 60 days after the
                         Amended Commencement Date, Franklin and IBM will identify the titles of the initial members of the Joint Steering Committee and will agree upon a process for replacement of the Joint Steering Committee members.
                    b)   The Joint Steering Committee will:

                         (1)  convene at least semiannually to promote effective
                              relationship  management  and   validate  progress
                              towards joint strategic initiatives;
                         (2) conduct annual reviews of the operating and strategic plans prepared by the Project Executives;
                         (3)  share  global  strategies,  as  appropriate,  and
                              jointly  develop   new  or  adjust  the  existing
                              Franklin and IBM IT strategy;
                         (4) consider and recommend amendments to the Agreement necessary to maintain alignment of Franklin's and IBM's expectations and shared goals;
                         (5) upon Franklin's or IBM's request, assist in resolving any disputes or significant issues arising from the interpretation or implementation of this Agreement; and
                         (6) review the overall operational performance of this Agreement as well as issues effecting joint mutual action.
               ii.  Joint Management Committee
                    a)   Franklin  and  IBM  will   jointly   create  a  council
                         consisting  of  an  equal  number  of IS  managers  and
                         representatives   from  Franklin  and  IBM  (the  Joint
                         Management Committee). Within 60 days after the Amended Commencement Date, Franklin and IBM will identify the titles of the initial members of the Joint Management Committee and will agree upon a process for replacement of the Joint Management Committee members.
                    b)   The Joint Management Committee will:
                         (1) conduct monthly reviews of operational performance,
                             progress towards project objectives, and organizational linkages required for efficient, interdependent performance where required;
                         (2) prioritize and approve tactical plans;
                         (3) review the operating and strategic plans prepared
                             by the Project Executives prior to presenting such plans to the Joint Steering Committee for review;
                         (4) provide advice on workload forecasting and demand
                             management;
                         (5) provide advice on technology direction and input to
                             the Joint Steering Committee;
                         (6) provide sufficient interface  to Franklin's line of
                             business and the IBM organization; and
                         (7) sponsor appropriate working groups as deemed
                             necessary to address operational or technical issues, to address performance concerns of Franklin's application development groups and business units for In-

IBM/FRANKLIN CONFIDENTIAL                                            PAGE 8 OF 9
MOSA AMENDMENT-FINAL.DOC                                      AMENDMENT NUMBER 4

                             Scope Services, whether or not they are
                             specifically listed as SLA's in Schedule B, and to enhance Franklin's and IBM's relationship.

     V)   SECTION 19.a  (TEMPORARY  EXTENSION OF SERVICES) IS HEREBY  AMENDED AS
          FOLLOWS: Franklin may elect to extend this Agreement under the terms set forth in Section 19 (a) for up to and including nine (9) months.

II.  THE SCHEDULES:

     A)   SCHEDULE A (SERVICES) IS HEREBY AMENDED AS FOLLOWS:
          ---------------------------------------------------
          "Schedule A" including Supplement A-1 to Schedule A is deleted in its entirety and replaced with "Revision 1 to Schedule A" which is attached hereto.

     B)   SCHEDULE B (SERVICE LEVELS) IS HEREBY AMENDED AS FOLLOWS:
          ---------------------------------------------------------
          "Revision 1 to Schedule B" including Supplement B-1 to Schedule B is deleted in its entirety and replaced with "Revision 2 to Schedule B" which is attached hereto.

     C)   SCHEDULE C (CHARGES) IS HEREBY AMENDED AS FOLLOWS:
          --------------------------------------------------
          "Revision 1 to Schedule C" is deleted in its entirety and replaced with "Revision 2 to Schedule C" which is attached hereto.

     D)   SCHEDULE E (PROJECTS) IS HEREBY AMENDED AS FOLLOWS:
          ---------------------------------------------------
          "Schedule E" including Supplement E-1 to Schedule E is deleted in its entirety and replaced with "Revision 1 to Schedule E" which is attached hereto.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE SCHEDULES AND SUPPLEMENTS TO THE SCHEDULES, AND 3) THE AGREEMENT, DATED FEBRUARY 6, 2001, AS PREVIOUSLY AMENDED. Franklin's approval of this Amendment shall be considered acceptance by Franklin of IBM's provision of the Services for the corresponding charges specified in THE aGREEMENT, AS AMENDED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:                              Accepted by:
International Business Machines           Franklin Templeton Companies, LLC
Corporation
By:  /s/ Shirley S. Reilich               By:  /s/ Jennifer J. Bolt
     ----------------------                    ---------------------
      Authorized Signature                     Authorized Signature
SHIRLEY S. REILICH  Date July 1, 2003     JENNIFER J. BOLT   Date July 1, 2003
------------------       ------------     ----------------        ------------
Name (Type or Print)                      Name (Type or Print)

IBM/FRANKLIN CONFIDENTIAL                                            PAGE 9 OF 9
MOSA AMENDMENT-FINAL.DOC                                      AMENDMENT NUMBER 4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                AGREEMENT BETWEEN
                                FRANKLIN AND IBM

                            REVISION 1 TO SCHEDULE A


                      SERVICES AND SUPPORT RESPONSIBILITIES

I.  INTRODUCTION.......................................................2
II.  DEFINITIONS.......................................................2
III. SERVICE HOURS.....................................................6
IV.  DOCUMENTATION.....................................................6
V.   DESCRIPTION OF SERVICES AND SUPPORT ACTIVITIES....................8
   1.0   General Responsibilities......................................8
    1.1  Reporting.....................................................8
    1.2  Meetings......................................................8
   2.0   Systems Engineering...........................................9
   3.0   Systems Management Controls...................................9
    3.1  Systems Management Control Project Office....................10
    3.2  Configuration Management.....................................10
    3.3  Change Management............................................10
    3.4  Performance Management.......................................11
    3.5  Problem Management...........................................12
    3.6  Capacity Planning............................................13
    3.7  Availability Management......................................13
   4.0   Systems Operations...........................................14
    4.1  General Description of Systems Operations....................14
    4.2  Processing Operations........................................14
    4.3  Midrange and Intel Systems Operations........................15
   5.0   Production Control Services..................................15
    5.1  General Description..........................................16
    5.2  Mainframe Production Control Services........................17
   6.0   Systems and Technical Support................................17
   7.0   Storage Management Services..................................18
   8.0   Data Base Management Services................................19
    8.1  Application and Data Modification............................19
    8.2  Modifications to the Server/ Database Configuration..........19
    8.3  Database Performance Tuning..................................19
    8.4  Software Upgrades and Patch installations....................19
    8.5  Establish Temporary User ID's for Franklin Database
         Administrators:..............................................19
   9.0   Tape Management Services.....................................20
    9.1  General Description of Tape Management Services..............20
   10.0  Output Services..............................................21
   11.0  System Testing and Implementation Services...................22
   12.0  Maintenance Services.........................................22
   13.0  Application Support Services.................................23
    13.1 MQ Series Support............................................23
   14.0  Security Management..........................................25
    14.1 General Responsibilities.....................................25
    14.2 Physical Security............................................25
    14.3 Logical Access Control.......................................26
    14.4 Network Infrastructure Security (in addition to Logical
         Access above)................................................28
   15.0  Monitoring Services..........................................28
    15.1 Design, Development, and Deployment of Monitors..............30
    15.2 Steady State Monitoring Operations...........................30
   16.0  Business Recovery Services...................................31
   17.0  Other Services and Responsibilities..........................31

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 1 OF 31
SCHEDULE A-FINAL.DOC

IBM Initials:     Franklin Initials:

I.   INTRODUCTION

This Schedule describes the duties and responsibilities of International Business Machines Corporation and Franklin Templeton Companies, LLC (referred to herein as IBM and Franklin, respectively; or as a Party or the Parties) related to IBM's provision of steady state Services. A description of the Services IBM will provide and the responsibilities of the parties with regard to the transition to steady state are described in Schedule D (Transition).

II.  DEFINITIONS

The following terms have the meanings set forth below when used in this Schedule (and in the base Agreement and other Schedules). Capitalized terms not defined in this Section 2.0 have the meanings set forth in the Agreement or other Schedules.

a.   ABEND means, with respect to computer processing, an abnormal end of task.

b. APPLICATIONS SOFTWARE means those programs and programming, including all supporting documentation and media, that perform specific End User related data processing and telecommunications tasks. For purposes of this Schedule, Applications Software also includes database management software in all platforms except the mainframe.

c. ARB means Franklin's Architectural Review Board, which includes the IBM PE having full membership rights equal to IT directors on the ARB.

d. AVAILABILITY MANAGEMENT means the process for coordinating the appropriate skills, information, tools and procedures required to manage the availability of the Mainframe, Midrange, and Intel server devices, and the supporting hardware and software components that IBM uses to provide Services.

e. BATCH MANAGEMENT means the process for controlling production batch work including the scheduling of resources, the processing of data and transactions and the distribution of data output/information between End Users.

f. CAPACITY MANAGEMENT means the process for the development and maintenance of tactical and strategic plans to verify that the operating environments accommodate Franklin's growing or changing business requirements.

g. CHANGE MANAGEMENT means the process for the planning, testing, coordinating, implementing and monitoring of changes affecting service delivery and the operating environments. The process will not adversely impact Service delivery.

h. CONFIGURATION MANAGEMENT means the process for processing and tracking hardware and software configuration changes and maintaining lists and diagrams of system configurations.

i.   DASD means direct access storage device.

j. DATA CENTER means either the IBM Data Center(s) or the Franklin Data Center(s), as identified on Schedule I (Facilities), or both.

k. END USERS means users of Services who are employees, Affiliates, and contractors or other designees of Franklin.

l.   END  USER  MACHINES  means  all  workstations,   terminals,  printers,  and
     associated peripheral equipment located at Franklin Facilities.

m.   FACILITIES   means   those   Franklin   locations   listed  in  Schedule  I
     (Facilities).

n. FRANKLIN DATA NETWORK means the portions of the network that Franklin is responsible for providing as set forth in Schedule H.


IBM/FRANKLIN CONFIDENTIAL                                         PAGE 2 OF 31
SCHEDULE A-FINAL.DOC

IBM Initials:     Franklin Initials:

o. FOCAL POINT means the individual designated by either Party to act as the single point of contact within a specified set of Services or Facility to whom the other Party may direct all communications related to such set of Services or Facility.

p.   FRANKLIN MACHINES means machines that are:

     1. owned, leased or rented by Franklin Resources, Inc. on or after the Effective Date; and

     2.   used by IBM to provide the Services.

q. GSD331 means the IBM GSD331 document, as mutually modified for the Franklin environment.

r. HOLIDAY means the days specified as holidays by Franklin corporate policy, which list of holidays Franklin will provide to IBM annually.

s. IBM DATA NETWORK means the network owned, managed and maintained by IBM, IBM partners or IBM vendors.

t. IBM MANAGEMENT ENVIRONMENT means IBM's tools, processes and programs which are used by IBM in managing of the System Layer.

u. IMPLEMENTATION means the collaborative planning, preparation, physical installation, and post installation validation of changes within the test and production environments in compliance with Change Management procedures set forth in the Procedures Manual.

v. INFORMATION SECURITY CONTROLS DOCUMENT means the guidelines to establish security implementation practices and procedures for the protection of Franklin and IBM.

w. INTEL SERVER means those servers identified as such and listed in Schedule G (Machines) on the Effective Date and, subsequently, those machines listed in the IBM database of assets.

x. INVENTORY MANAGEMENT Control Process means the process for maintaining a record of the IBM and Franklin equipment (including incoming and outgoing) for those environments for which IBM is providing Services.

y. LEVEL 1 SUPPORT means the initial request is handled by an individual who takes the incoming request and attempts to fulfill the request. Specific responsibilities include:

     1.   responding to the incoming request;

     2.   gathering the appropriate information for the type of request;

     3.   assessing the severity and priority of requests;

     4.   attempting to fulfill the request;

     5.   reassigning requests as needed;

     6.   contacting the customer for further information, as required;

     7.   performing escalation as necessary;

     8.   performing notification as required; and

     9.   closing requests that are fulfilled, with customer agreement.

z. LEVEL 2 SUPPORT means the call is referred to a subject matter expert who handles additional request fulfillment. Specific responsibilities include:

     1.   fulfilling assigned requests;

     2.   documenting all actions in the request record;

     3.   contacting the customer for further information, if required;

     4.   participating in root cause analysis, when required;

     5.   requesting escalation;

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 3 OF 31
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IBM Initials:     Franklin Initials:

     6.   working with vendors as necessary;

     7.   assisting in the use of supported products;

     8.   making recommendations for process and tool improvements;

     9.   contacting other service providers, as required; and

     10.  interfacing  with  other  systems,   networks,  and  operating  system
          environments.

aa. LEVEL 3 SUPPORT means the call is referred to a subject matter expert who handles request fulfillment requiring more in-depth expertise than Level 2. These subject matter experts may be part of external organizations (vendors). Specific responsibilities include:

     1.   fulfilling assigned requests;

     2.   documenting all actions in the request record;

     3.   contacting the customer for further information, if required;

     4.   participating in root cause analysis, when required;

     5.   requesting escalation;

     6.   working with vendors as necessary;

     7.   assisting in the use of supported products;

     8.   making recommendations for process and tool improvements;

     9.   contacting other service providers, as required; and

     10.  interfacing  with  other  systems,   networks,  and  operating  system
          environments.

bb. LOCAL AREA NETWORK or LAN means the configuration (hardware components, software, and communications devices) used to transmit and receive data signals within a Facility.

cc. LOCKED DOWN means In-Scope Equipment for which IBM has completed Production Lock Down.

dd. MAINFRAME MACHINE means those machines listed as such in Schedule G (Machines) on the Effective Date and, subsequently, those machines listed in the IBM database of assets.

ee. MIDRANGE MACHINE means the UNIX, AS/400, DEC Alpha or DEC Vax system (servers) as listed in Schedule G (Machines) on the Effective Date and, subsequently, those machines listed in the IBM database of assets.

ff. MQ SERIES APPLICATION OBJECTS means local, remote or other queues, process definitions, or any other MQ series object required by the application.

gg. MQ SERIES INFRASTRUCTURE OBJECTS includes the following infrastructure parameters: MQ Series Q_Manager process, Command Server process, Channel Initiator process, trigger Monitor process, Dead Letter Queue, var mqm Log file space (thresholds alerts 75/95%), and condition: Channel w/ Retry Status.

hh.  OTHER  SITE  means a  location  identified  as "other  site" and  listed in
     Schedule I (Facilities).

ii.  PERFORMANCE  MANAGEMENT  means  the  process  for  monitoring,   measuring,
     analyzing and reporting systems performance as compared to the Service Levels.

jj. POST PRINT OPERATIONS means processes that occur after the printed output is removed from the printer and placed in the mutually agreed upon designated area, and includes, but is not limited to, bursting, trimming, stuffing/insertion, addressing, sorting, mailing and courier services.

kk.  PRIME  SITE  means a location  identified  as a "prime  site" and listed in
     Schedule I (Facilities).

ll. PROBLEM MANAGEMENT means the process for identifying, recording, tracking, and correcting issues impacting service delivery, recognizing recurring problems, addressing procedural issues and containing or minimizing the impact of problems that occur for the levels of support (i.e. Level 2 and Level 3) described in this Schedule A.

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 4 OF 31
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IBM Initials:     Franklin Initials:

mm. PRODUCTION CONTROL means the management of production related processes and implementations, including batch application scheduling and control, production promotion, adherence to process and escalation of production problems according to agreed to problem management process.

nn. PTF is a Program Temporary Fix or repair patch provided by the software vendor.

oo. PRODUCTION LOCK DOWN means UserID administration including the creation, modification, deletion and revalidation of UserIDs as described in Section
     14.3 of this Schedule. IBM will provide the number of resources specified in Exhibit C-1 of Schedule C (the "Production Lock Down Baseline") to perform IBM's Production Lock Down responsibilities.

pp. RECOVERY MANAGEMENT means the process for planning, establishing and testing the recovery procedures required to reestablish the functionality of systems included in the Services in the event of a failure. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities.

qq.  REMOTE  SITE means a  location  identified  as "remote  site" and listed in
     Schedule I (Facilities).

rr. SERVICES MACHINES means those machines that are listed as "Services Machines" in Schedule G (Machines) on the Effective Date and, subsequently, those machines listed in the IBM database of assets.

ss. STANDARD REPORTS means those reports IBM provides to Franklin, as agreed by the Parties and listed in the Procedures Manual.

tt. SUPPORT TIER means the level of support provided by IBM to the Image(s) on a Server as selected by Franklin and certified by IBM as described in the Procedures Manual. Service Tiers are specified below and the Services applicable to each Support Tier are described throughout this Schedule:

     1.   Critical Images;

     2.   Standard Images;

     3.   Prime-Time Standard Images;

     4.   Prime-Time Basic Images;

     5.   EMEA Prime-Time Standard Images;

     6.   EMEA Prime-Time Basic Images;

     7.   Asia Prime-Time Standard Images; and

     8.   Asia Prime-Time Basic Images.

uu. SYSTEM LAYER is the combination of the Hardware and Systems Software that provides access to resources required by the Application Software.

vv. SYSTEMS SOFTWARE means those programs and programming, including all supporting documentation and media, that perform tasks basic to the functioning of the hardware and which are required to operate the Applications Software or otherwise support the provision of Services by IBM.

ww. SYSTEM UTILITIES means utilities (e.g., print queues, backup, storage, networking and file access utilities), data movement services (e.g., MQ Series, MQSI, ETL, FTP), job scheduling and monitoring utilities (e.g., NDM, Tivoli), high availability services (e.g., mirroring software).

xx.  TCP/IP means transmission control protocol/internet protocol.

yy. TESTING means the combined effort of exercising data processing subsystems/systems (including software and hardware) and production procedures, in an environment which progressively simulates operational processes and conditions to allow for verification and validation of system readiness to support business functions, workflow, data integrity, operational support and rerun/restart/recovery.

zz. USER IDENTIFICATION or USER ID means a string of characters (i.e., a user name or a password) that uniquely identifies a user to a system and enables access to a system or specific data residing on a system.


IBM/FRANKLIN CONFIDENTIAL                                         PAGE 5 OF 31
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IBM Initials:     Franklin Initials:

III. SERVICE HOURS

IBM will provide the Services pursuant to the following table:

---------------------------------------------------------------------------
                                                  SERVICE HOURS
---------------------------------------------------------------------------
Critical Images and Standard Images   Twenty-four  (24)  hours/day,   seven
                                      (7) days/week, 365 days/year
---------------------------------------------------------------------------
Prime-Time Standard Images            Twelve  (12)  hours/day  (6am-6pm  US
                                      Mountain    Time),     Monday-Friday,
                                      including Holidays.
---------------------------------------------------------------------------
Prime-Time Basic Images               Twelve  (12)  hours/day  (6am-6pm  US
                                      Mountain    Time),     Monday-Friday,
                                      excluding Holidays.
---------------------------------------------------------------------------
EMEA Prime-Time Standard Images       Twelve (12) hours/day,  (one mutually
                                      agreed  12 hour  block  for all  EMEA
                                      regions     applicable     to    EMEA
                                      Prime-Time  Standard  Images and EMEA
                                      Prime-Time       Basic       Images),
                                      Monday-Friday, including Holidays
---------------------------------------------------------------------------
EMEA Prime-Time Basic Images          Twelve (12) hours/day,  (one mutually
                                      agreed  12 hour  block  for all  EMEA
                                      regions     applicable     to    EMEA
                                      Prime-Time  Standard  Images and EMEA
                                      Prime-Time       Basic       Images),
                                      Monday-Friday, excluding Holidays
---------------------------------------------------------------------------
Asia Prime-Time Standard Images       Twelve (12) hours/day,  (one mutually
                                      agreed  12 hour  block  for all  Asia
                                      regions     applicable     to    Asia
                                      Prime-Time  Standard  Images and Asia
                                      Prime-Time       Basic       Images),
                                      Monday-Friday, including Holidays
---------------------------------------------------------------------------
Asia Prime-Time Basic Images          Twelve (12) hours/day,  (one mutually
                                      agreed  12 hour  block  for all  Asia
                                      regions     applicable     to    Asia
                                      Prime-Time  Standard  Images and Asia
                                      Prime-Time       Basic       Images),
                                      Monday-Friday, excluding Holidays
---------------------------------------------------------------------------
Change  Management,   and  backup     Twenty-four  (24)  hours/day,   seven
and recovery services (for all        (7) days/week, 365 days/year
tiers)
---------------------------------------------------------------------------
all other Services                    Twelve  (12)  hours/day  (6am-6pm  US
                                      Mountain    Time),     Monday-Friday,
                                      excluding Holidays.
---------------------------------------------------------------------------

1.0  CHANGES TO SERVICE TIERS

a. Franklin will use the Change Management procedures to reclassify Images among the Service Tiers (an Image may only be classified as a single Service Tier at one time).

b.   The  promotion of an Image may not be for a period of less than  thirty-one
     (31) days or for such longer period as mutually agreed and set forth in the Procedures Manual.

c. If a change to a Service Tier is required outside of the normal Change Management window, the change will be handled via the Emergency Change
     Management process described in the Procedures Manual. If either Party deems that the Emergency Change Managemetn process is invoked too frequently or not receiving adequate response, the issue will be addressed in the monthly joint management committee meeting.

d. Franklin will provide IBM with a Service classification Tier support plan as part of the standard application development lifecycle.

IV.  DOCUMENTATION

Franklin and IBM agree that the Procedures Manual will incorporate appropriate implementation details and procedures for the Services.

a.   IBM is responsible for:

     1.   creating,   updating  and   maintaining   the  Procedures   Manual  in
          consultation with Franklin. IBM will obtain Franklin's prior approval of any Franklin obligations and any proposed changes to any

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IBM Initials:     Franklin Initials:

          Franklin obligations before inclusion in the Procedures Manual and IBM will not reduce its obligations under the Agreement and will not make changes which would materially alter performance of Services without Franklin's prior written approval;

     2.   reviewing  operations   documentation  for  adherence  to  operational
          procedures and standards;

     3.   periodically   distributing   to   appropriate   Franklin   employees,
          information   bulletins   regarding  new  or  changed  operations  and
          procedures;

     4.   developing operations documentation for all Systems Software;

     5. developing, implementing and maintaining a common electronic, web-accessible document repository through which Franklin may authorize IBM to provide Franklin employees with access to read, download and print documents relating to activities which could reasonably be expected to affect business operations, including but not limited to Project Change Requests ("PCR's"), project plans and schedules and the Procedures Manual; and

     6. maintaining procedural documentation necessary to the currency of the disaster recovery plan.

b.   Franklin will:

     1. provide IBM with existing documentation for operations procedures and processes relating to the Applications Software and Franklin Machines as well as any new documentation for operations procedures and processes related to new Applications Software and new Franklin Machines for inclusion in the Procedures Manual to the extent required for IBM to perform the Services;

     2. assist IBM in IBM's development of documentation of Franklin's operations and procedures existing prior to the Effective Date of this Agreement, for which documentation is not current and available for transmittal to IBM on or before the Effective date; and

     3. assist IBM in development and implementation of the electronic document repository.


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V.   DESCRIPTION OF SERVICES AND SUPPORT ACTIVITIES

          The Services described in this Section V will be provided for the application development and maintenance, testing, and production environments unless otherwise noted.

1.0  GENERAL RESPONSIBILITIES

IBM will provide the Services in accordance with the descriptions contained in this Schedule and the Procedures Manual. Franklin will support IBM's provision of the Services in accordance with the descriptions contained in this Schedule and the Procedures Manual. During the Term, IBM will continue to investigate new technologies, look for areas of improvement of Services described herein, and recommend initiatives required to implement those improvements that would be beneficial to Franklin's business operations and to make effective use of IT resources. At a minimum, IBM will work with Franklin during the annual planning session to prioritize improvement activities.

1.1 REPORTING

IBM will provide Franklin with Standard Reports for which a representative sample is referred to in Schedule N, which will reflect the statistics related to IBM's operational responsibilities and performance as defined within this Schedule A (Services and Support Responsibilities). Specifically, within the first 90 -days following the Original Commencement Date, IBM will provide Franklin with the periodic reports that Franklin was generating immediately prior to the Effective Date. Included within these reports will be the information necessary to support creation of Franklin's Executive Level Business Review (ELBR) report, which IBM will continue to provide to Franklin throughout the Term. Beginning no later than 90 days following the Original Commencement Date, IBM will also provide Franklin with drafts of the format for the periodic standard reports that IBM will provide Franklin during the Term. In the event that Franklin desires additional reporting or modifications to the standard report formats provided, requests for changes will be considered pursuant to Change Management procedures set forth in the Procedures Manual.

1.2 MEETINGS

The Parties agree that frequent and ongoing communication is required to support the working relationship set forth in this Agreement. Within the first 90 days after the Effective Date, Franklin and IBM will mutually determine a schedule of periodic operations and contract management meetings between the Parties and define the participation from each company. IBM will publish an agenda for each meeting sufficiently in advance to allow meeting participants a reasonable opportunity to prepare. Additionally, meeting minutes will be recorded and distributed to appropriate Franklin and IBM management. Actions as appropriate will be recorded and tracked through closure in the respective meetings.

The periodic meetings will include, but not be limited to:

a.   Operations Management

     1. a daily operations review meeting to discuss operations and events, plan immediate steps required to support operational priorities, and assign appropriate resources to perform actions;

     2. bi-weekly problem management meetings to discuss status of open problems and problem resolution trends and problematic areas;

     3. weekly change management meetings to review and assess production and test environment recommended changes;

     4. a weekly operations meeting to discuss the week's operational trends and the results of daily performance and planning meetings and activities; and

     5. a monthly operations performance meeting to review monthly service level attainment reports, recurring issues and actions to solution, operational trends and recommendations, and other matters, as appropriate; and

     6. participate in service review meetings with vendors and service providers under contract with Franklin who interact with IBM relative to the Services, as Franklin reasonably requests.

b.   Relationship Management

     1.   A  quarterly   senior   management   meeting  to  review   appropriate
          contractual, business, planning or performance issues; and

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     2.   An annual  planning  session to  coincide  with  Franklin's  budgeting process to outline the next 12-15 month operational view, including strategic investments, growth and project related work.

2.0  SYSTEMS ENGINEERING

IBM will provide systems engineering support for the Mainframe, Midrange and Intel server environments, as described below.

a.   IBM will:

     1.   perform  infrastructure  architecture,   engineering  and  design  for
          In-Scope Hardware and In-Scope Software and prepare and present documentation relating to any material changes in the infrastructure to the Franklin Architectural Review Board and any such material changes must be approved by the Franklin Architectural Review Board, provided that an infrastructure change shall not require approval if the change is made in accordance with Franklin's strategic infrastructure standards developed under Section 2.0 b. 1. below;

     2. perform requirements analysis for hardware and systems software and provide that information to Franklin in a schedule and format to be agreed upon by the parties;

     3. perform periodic review of software for determination of currency and necessity to working environment;

     4. perform project management of change and upgrade activities to the infrastructure through design phase;

     5. FRI/IBM will mutually define scope, document roles and responsibilities and will develop an implementation plan for the Test Engineering Lab within 180 days of the Amended Commencement Date, provided that Franklin will be responsible for hardware, facilities, software, tools, network architecture and will provide joint engineering resource support, and IBM will be responsible for scheduling, fit up and tear down, and managing of environment with 3 FTEs beginning January 1, 2004.

     6. perform review and analysis of major trends in Level 1 and Level 2 support and facilitate transfer of information and knowledge to Level 1 and Level 2 support personnel;

     7.   provide management and oversight of the design/engineering lab;

     8.   document and monitor adherence to standards; and

     9.   coordinate  with third party  vendors as they  relate to the  In-Scope
          Hardware   and  In-Scope   Software  and  to  IBM's   responsibilities
          continuously to seek improved technologies and efficiencies.

b.   Franklin will:

     1. in cooperation with IBM, establish strategic infrastructure standards and communicate those standards to IBM in a schedule and format to be agreed to by the parties;

     2. retain responsibility for systems engineering for the distributed Windows/Intel desktop environment;

     3.   establish the design and engineering lab;

     4.   coordinate with IBM new and developing technology research; and

     5. assist with IBM in review and analysis of trends in Level 1 and Level 2 support.

3.0  SYSTEMS MANAGEMENT CONTROLS

IBM will provide to Franklin, and IBM and Franklin will mutually agree on and use, the System Management Controls (SMC) procedures as the standard set of disciplines for managing information systems included within the Services. The SMC procedures, in some combination, apply to all the Services provided, and they will be implemented, as described in this Schedule, to each Service being provided. The Procedures Manual will contain the SMC procedures. IBM's SMC responsibilities will consist of Configuration Management, Change Management, Performance Management, Problem Management; Capacity Planning; and Availability Management, as described herein.

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3.1 SYSTEMS MANAGEMENT CONTROL PROJECT OFFICE

IBM will create a dedicated project office to coordinate and provide direction to the overall development and implementation of Systems Management Controls.

3.2  CONFIGURATION MANAGEMENT

a.   IBM will maintain and provide documentation for the following:

     1.   operating systems configuration;

     2.   backup and restore processes;

     3. IBM will maintain an inventory of the In-Scope Hardware and In-Scope Software, and will maintain the data elements used for calculating Resource Units to within 5% accuracy to be validated and reviewed through a mutually agreed upon process for monthly and quarterly invoices as described in the Procedures Manual to be agreed up within 60 days of the Amended Commencement Date.

     4.   hardware configuration reports.

b.   Franklin   will  provide  IBM  with  existing   documentation   and  future
     requirements for the following:

     1.   operating systems configuration;

     2.   network operating systems configuration;

     3.   backup and restore processes; and

     4.   hardware configuration reports.

3.3  CHANGE MANAGEMENT

a.   IBM will:

     1. work with Franklin to develop procedures for handling all planned and emergency changes with the potential to impact the Franklin production environment , including review, approval, communication and documentation;

     2. document, maintain and amend as necessary, the Change Management process and Emergency Change process as specified in the Procedures Manual;

     3. document and communicate changes made in accordance with the change management procedures contained in the Procedures Manual;

     4.   track approved change requests;

     5. schedule or manage testing and implementation of approved changes, including communication to and coordination with Franklin designated business units' coordinators;

     6.   evaluate  planned  changes  to  the  In-Scope  Hardware  and  In-Scope
          Software and advise Franklin of any requirements to support such changes;

     7. verify operations of hardware and Systems Software following changes to the hardware or Systems Software environment, by checking job logs and system messages;

     8. upon completion of the Supported Server Lock Down, automate code migration as a Project, where possible as requested by Franklin, for tasks associated with changes;

     9.   receive and handle notification of related change activity;

     10.  track change history of managed resources;

     11.  provide standard change management reports;

     12.  create and maintain a tactical change calendar;

     13. create and maintain a current and accurate database of assets that contains a list of all equipment and Systems Software that IBM is using to provide Services. Among other things, the database will specify which equipment falls into the appropriate Resource Unit categories. IBM will provide


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          Franklin with access to such  database and will  promptly  correct any inaccuracies that Franklin identifies.

b.   Franklin will:

     1. be responsible for providing the Franklin Change Management process to IBM, which may be reviewed and modified by IBM as applicable to provide the Services, as well as promptly notifying IBM of all changes to the Franklin Change Management process;

     2. assist IBM in developing procedures for handling all planned and emergency changes affecting the In-Scope Hardware, In-Scope Software, and Services including review, approval, communication and proper documentation;

     3. notify IBM of any planned or emergency changes (including Applications changes) to Franklin's environment affecting IBM's provision of the Services and to be provided for the tactical change calendar;

     4. verify operation of Application Software following changes to the hardware or Systems Software environment;

     5. provide a test environment for the evaluation of applications and tools configurations; and

     6.   test  and  evaluate   applications  and  tools  configurations  before
          implementing them in the production environment.

     7. be responsible for all aspects of Franklin-owned hardware and software not included within the defined Services. Provide IBM with prior notification as defined in the Procedures Manual when adding, deleting, changing or relocating other customer hardware or software which may, directly or indirectly, affect IBM's provision of the Services;

3.4  PERFORMANCE MANAGEMENT

a.   IBM will:

     1. continue to utilize existing Franklin performance indicators, enhance the existing performance indicators and define new performance indicators, where appropriate, and monitor in-scope performance against such indicators;

     2. install ARB approved management agents pursuant to Section 15, unless otherwise agreed by the parties (e.g. Novell);

     3. take appropriate resolution action (for example, tuning, notifying the Franklin Focal Point) when in-scope system(s) performance is impacted;

     4. when an In-Scope performance indicator alert is generated, seek resolution of the problem and, when initial resolution cannot be immediately achieved, escalate such alerts to the appropriate personnel according to the Problem Management process.

     5. request Franklin to authorize changes to the hardware and software as needed to enable system performance improvement;

     6. work with Franklin to establish a schedule for performing in-scope system(s) maintenance (for example, virus detection, backup, DASD cleanup and testing) modifications and enhancements;

     7.   advise   Franklin  of  any  required  system   configurations   and/or
          modifications necessary to enable IBM to provide the Services; and

     8. provide performance reports as described in the Procedures Manual and Schedule N; such reports will be published on a centralized database available to the Parties on a mutually agreed schedule.

b.   Franklin will:

     1. authorize changes to the hardware and software as reasonably requested by IBM for the purpose of enabling system performance improvement; and

     2.   assist  IBM  in  establishing  a  schedule  for  performing   in-scope
          system(s) maintenance (for example, virus detection, backup, DASD cleanup, and testing) and modifications and enhancements.

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3.5  PROBLEM MANAGEMENT

A party shall open a problem ticket immediately upon learning of a problem, including automated threshold alerts. Promptly upon opening a ticket, the party opening the ticket will assign the problem ticket to the appropriate queue. The time in which IBM is required to generate notifications and escalations and take other actions is determined by the electronic time stamp indicating when the problem ticket entered IBM's queue.

a.   IBM will:

     1. take calls escalated from Franklin's Level 1 Help Desk for all in-scope environments;

     2. for each problem record forwarded to IBM by Franklin and for each problem record originated by IBM, make initial assignments regarding ownership and priority for each problem;

     3. for problem records with Severity 1 and 2 codes, generate automatic notification to IBM and Franklin management personnel

          (a)  within fifteen (15) minutes after identification of the problem;

          (b)  within one hour after identification of the problem;

          (c) hourly thereafter until resolved or until the parties agree on a different notification schedule; and

          (d) and perform Situation Management through to service restored as defined in the Procedure Manual.

     4. take steps identified in the Procedures Manual to notify Franklin within five minutes of Severity 1 problems originally identified by IBM;

     5.   work with Franklin to:

          (a)  define indicators to monitor,

          (b) define alert and paging processes and procedures, including escalation procedures for Levels 2 and 3 support;

     6. following the Problem Management process documented in the Procedures Manual, manage all Severity 1 and 2 problem records through to service restored status. Manage all in scope problem tickets (all severities) through to resolved status and report on timeframes in which problem records are closed; and

     7. perform reporting, logging, tracking, resolution, communication and escalation for problems as defined in the Procedures Manual for Level 2 and Level 3 Support.

b.   Franklin will:

     1. make changes to any assignments regarding priority and ownership of problem records;

     2.   perform problem management tasks for Level 1 Support;

     3. define problem priority levels and associated escalation procedures for Level 1 Support;

     4. perform reporting logging, tracking, resolution, communication and escalation for problems as defined in the Procedures Manual for Level 1 Support;

     5. provide to IBM the Franklin escalation chain, including any updates as they occur; and

     6. use diligent efforts to make available the appropriate Franklin personnel to interface with IBM personnel, as required to isolate or resolve complex network, operational or software problems affecting IBM's ability to provide the Services.

     7.   assist IBM in:

          (a)  defining  problem  priority  levels  and  associated   escalation
               procedures;

          (b)  defining indicators to monitor, and

          (c) defining alert and paging processes and procedures, including escalation procedures.

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     8.   assist IBM and provide necessary Franklin resources for the resolution of technical problems affecting the Services.

3.6  CAPACITY PLANNING

a.   IBM will:

     1. monitor and document Franklin's current workloads on the In-Scope Equipment, unless otherwise agreed by the Parties, and provide the information to Franklin for IBM's and Franklin's use in determining future capacity requirements;

     2. report to Franklin on usage of system capacity in a format and content to be agreed upon by the Parties for Franklin's use in budgeting and planning (e.g., preventing outages due to hardware and software resource capacity deficiencies and determining impacts on software licensing requirements);

     3. provide capacity planning reports as described in the Procedures Manual and Schedule N; such reports will be published on a centralized database available to the Parties on a mutually agreed schedule.

     4. procure adequate capacity for growth and expansion needs communicated to IBM by Franklin in accordance with the Agreement; and

     5.   conduct periodic capacity planning meetings.

b.   Franklin will:

     1. work with IBM in developing growth planning as it relates to Franklin's capacity needs;

     2. project future trends and capacity requirements for new projects and provide such information to IBM not less frequently than annually or when there is a change in Franklin's operations or business planning which would affect IBM's provision of the Services; and

     3.   participate in periodic capacity planning meetings.

3.7 AVAILABILITY MANAGEMENT

a.   IBM will:

     1.   assist Franklin in defining Franklin's availability requirements;

     2.   establish backup and recovery processes and procedures;

     3.   develop an availability plan during the Transition  Period, to include
          hours  of  operation,   maintenance   windows  and  related  pertinent
          information;

     4.   track, analyze and report on availability;

     5.   provide   hardware   maintenance  in  accordance  with  the  equipment
          manufacturer's specifications or as otherwise mutually agreed;

     6. develop and maintain a plan that enables the recovery of data due to unplanned operational types of failures such as equipment malfunction, temporary power disturbances and abnormal termination;

     7. provide the Franklin Focal Point with procedures for measuring system availability;

     8. review system availability and utilization requirements at status meetings on a mutually agreed schedule;

     9. provide the Franklin Focal Point a system availability and utilization report on a mutually agreed schedule including measurements on processor and disk resources; and

     10.  recommend availability improvements.

b.   Franklin will:

     1.   with IBM's assistance,  define Franklin's  availability  requirements;
          and

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     2.   participate   in  planning   processes  for  purpose  of   determining
          availability needs, as set forth in the Procedures Manual.

4.0  SYSTEMS OPERATIONS

4.1  GENERAL DESCRIPTION OF SYSTEMS OPERATIONS

Using the IBM Management Environment, IBM will provide remote operational services for the Machines specified in Schedule G which are located at the Franklin Data Center(s) and at the Franklin dedicated DR site designated in Disaster Recovery Plan.

a.   IBM will:

     1.   monitor the hardware;

     2.   monitor system messages in system operator message queue;

     3.   perform backups as described in the Procedures Manual;

     4. perform file or system restores from incremental or full backups as described in the Procedures Manual;

     5.   perform reboots, recycles, stops and restarts for in-scope machines;

     6.   notify   Franklin  of  unsuccessful   backups   according  to  problem
          management procedures;

     7.   provide system  start-up  services  including  shipping,  unpacking of
          hardware,   preparation   and   installation,   power-on  and  related
          diagnostics and testing;

     8. load operating Systems Software on all systems added to the in-scope environment;

     9.   load Applications software on production systems;

     10. provide maintenance services on the IBM In-Scope Hardware listed in Schedule G and the IBM Systems Software listed in Schedule F and manage the maintenance services provided under Franklin's contracts for the OEM server hardware listed in Schedule G and the OEM Systems Software listed in Schedule F until refresh;

     11. provide maintenance services on the refreshed OEM In-Scope Hardware listed in Schedule G and the refreshed OEM Midrange and Distributed Systems Software listed in Schedule F after refresh; and

     12. set up system logs, allocate disk space, provide user ID admin at the system level and provide file system protection and security.

b.   Franklin will:

     1. provide the existing In-Scope Hardware and In-Scope Software, Franklin Data Network, and associated documentation, if any exists, which is required for the provision of Services;

     2.   provide the tape library,;

     3. provide IBM with required information on file restores and verify integrity of restored files when restored; and

     4. provide offsite storage and transportation of backups to offsite facilities as well as retrieving storage media from offsite facilities as required for restores of backed up user/system data;

     5. provide the information required to enable IBM to load Applications software on production systems.

4.2  PROCESSING OPERATIONS

IBM will make available, monitor and process on-line and batch applications, including scheduled, unscheduled and on-request services and End User initiated processing.

a.   IBM will:

     1. support the environments consistent with the obligations set forth in this Schedule A;

     2.   provide operations support and perform console monitoring activities;

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     3.   operate  and  provide  system  availability  for  present  and  future
          Applications Software and Systems Software to support Franklin's operating schedules;

     4. in accordance with the change management process schedule systems maintenance so as to minimize interference with Franklin's business operations; and

     5.   monitor IBM-scheduled job submissions to verify scheduled completion.

b.   Franklin will:

     1. be responsible for selecting or defining requirements for business Applications Software; and

     2.   assist in scheduling required system maintenance windows.

4.3  MIDRANGE AND INTEL SYSTEMS OPERATIONS

The following services are unique to Midrange Servers and Intel Servers.

a.   IBM will:

     1. support -images based on the applicable Support Tier selected by Franklin for certified images as described in the Procedures Manual;

     2. manage production job scheduling, job monitoring and job restarts for Midrange;

     3. provide on-site Midrange and Intel server support for the Prime and Remote Sites;

     4.   operate  the  Franklin  mail   application  in  accordance   with  the
          Procedures Manual; and

     5. perform the installation of tools for use by IBM pursuant to Section 15 for job scheduling, job monitoring, and job restarts.

b.   Franklin will:

     1. provide IBM with the applicable Support Tier and any changes to Support Tiers following the Change Management Process and as described in the Procedures Manual;

     2. manage test and development job scheduling, job monitoring and job restarts;

     3.   provide on-site Midrange and Intel server support for the Other Sites;

     4. provide mail policies, including access, retention and encryption policies and mailbox size policies; and

     5. provide IBM with tools for installation for job scheduling, job monitoring, and job restarts.

5.0  PRODUCTION CONTROL SERVICES

IBM will provide the number of resources specified in Exhibit C-1 of Schedule C (the "Production Control Baseline") to perform IBM's Production Control responsibilities described in Section 5.1a. Additionally, IBM will perform mutually agreed Projects utilizing the Production Control Baseline resources and not charge Franklin for the additional Project support hours if the work can be performed by the then current staff specified in the Production Control Baseline within normal working hours, assuming there is resource bandwidth and Service Levels are not jeopardized. Franklin and IBM will implement a methodology for managing the workload in the Production Control baseline to include the following:

a.   submission of Projects via the standard Service Request process; and

b. joint (Franklin and IBM) evaluation and prioritization of all Production Control work to be performed. Depending on the urgency of the additional Project work and the existing workload level, existing work may be reprioritized so as to perform the total workload by the then current staff in the Production Control Baseline within normal working hours. In situations where this reprioritization impacts IBM's ability to meet Service Levels, IBM will not be subject to such Service Levels and will be relieved of any associated Service Level Credits. If a determination is made that the additional workload cannot be performed by the then current staff described in the Production Control Baseline within normal working hours, or if IBM performs work with members of the Production Control staff but has to "backfill" those resources with additional resources, Franklin will use Hourly Services to fund the additional resources., and

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c.   a reporting mechanism to track capacity and utilization

Franklin may adjust  production  control  staffing levels up or down with ninety
(90) days notice using the Contract Change Request process.

5.1  GENERAL DESCRIPTION

IBM will maintain production schedules and cooperate with Franklin in responding to special processing requests and new processing requirements for the Machines specified in Schedule G which are located at the sites listed in Schedule I and the IBM Boulder Data Center, and at the Franklin dedicated site designated in the Disaster Recovery Plan as described below during Service Hours applicable to each Machine. Notwithstanding the above, Production Control Services shall not be performed on Prime-Time Basic Images, EMEA Prime-Time basic Images, and Asia Prime-Time Basic Images.

a.   IBM will:
     1. review and make recommendations on Franklin's current batch job procedures, including mainframe and distributed Servers;

     2. prioritize, schedule, control and monitor running of production jobs using scheduling and quality control procedures specified in the Procedures Manual;

     3.   monitor  scheduler  related  incidents,   and  develop  and  recommend
          refinements and revisions and implement such refinements and revisions to the scheduler database;

     4.   manage on-request schedules and ad-hoc processing;

     5. coordinate and modify schedules for special requests, follow Franklin priorities and notify Franklin if special requirements will affect the timely completion of other tasks to allow Franklin to adjust priorities;

     6. to the extent reasonably possible, process all special request activities within the requested time frames and in the sequence Franklin defines;

     7. obtain Franklin approval for and distribute major production schedules before implementation;

     8.   for  jobs  initiated  by  IBM,  use  Franklin's   documented  recovery
          procedures to attempt recovery of Franklin's batch applications in the event of Abends;

     9. in instances where batch jobs complete abnormally, due to Applications Software, notify appropriate personnel as specified in the runbooks and/or the Procedures Manual.;

     10. notify appropriate personnel of non-batch failures as specified in the runbooks and/or the Procedure Manual.;

     11. schedule mutually agreeable system downtime in order to facilitate upgrades, perform maintenance and implement other system management tasks; and

     12.  perform  manual   pre-existing   activities   relating  to  Franklin's
          Applications Software.

b.   Franklin will:
     1. verify that an Applications Software version/release/maintenance level for all new Application Software versions/releases/maintenance levels added after the Commencement Date is consistent with and will operate with the Systems Software;

     2. provide IBM with all existing run books/sheets including batch job names and descriptions, batch job schedules, job-specific parameters and estimated time of completion, by job

     3. for new Applications Software provide schedules, manual and batch processes, recovery procedures and instructions for input into IBM Management Environment;

     4. monitor Franklin-scheduled and initiated manual or batch processes, including all notifications;

     5. initiate on-request and ad- hoc processing consistent with IBM processes;

     6. assist IBM in the scheduling of mutually agreeable system downtime in order to facilitate new releases and version upgrades of software and implementation of hardware changes and upgrades and implement other system management tasks;

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     7.   review and approve schedules for batch job submission;

     8.   provide requirements for job Abend restart instructions;

     9. provide change requirements to the batch schedule in accordance with the change management process contained in the Procedures Manual; and

     10.  assist IBM in scheduling and coordinating End User test time.

     11.  maintain runbooks as application or support requirements change.

5.2  MAINFRAME PRODUCTION CONTROL SERVICES

a.   IBM will:

     1.   schedule  and  report  on  batch  jobs   consistent   with  Franklin's
          scheduling parameters;

     2. distribute reports based on report distribution requirements that Franklin provides; and

     3. maintain scheduler database definitions to reflect changes in production environment and monitor scheduler incidents so as to develop and recommend refinements and revisions for Franklin's implementation.

b.   Franklin will:

     1. assist IBM in implementing reasonably requested refinements and revisions to improve operating environment; and

     2. provide existing and new scheduling parameters and other direction, as needed, to allow IBM time to provide outputs as scheduled.

6.0  SYSTEMS AND TECHNICAL SUPPORT

a.   IBM will:

     1.   provide technical personnel to provide the Services;

     2. support the operating systems and subsystems, compilers, programming languages, products and operational tools;

     3.   evaluate,   recommend,  install,  maintain  and  provide  support  for
          In-Scope Hardware and Systems Software;

     4. configure device descriptions based on Franklin's naming conventions in support of day to day operations. If Franklin desires to modify its overall naming convention the parties agree to treat as a Project;

     5. plan, test and install not more than two version or release upgrade per System Software product listed in Schedule F (Software) in each contract year. Upon Franklin request, IBM will plan, test and install more than two version or release upgrades per System Software product listed in Schedule F in a contract year so long as the total number of version or release upgrades during the year does not exceed two such upgrades per the number of Systems Software products listed in Schedule F;

     6. selectively test and install PTF tapes for System Software. The parties agree to jointly plan and schedule the application of PTFs as mutually agreed. Neither party will unreasonably withhold its agreement to support the application of PTFs;

     7. notify Franklin of all implementations of PTFs installed on an emergency basis;

     8.   initiate  change   requests  in  accordance  with  Change   Management
          Procedures for all PTFs which IBM determines should be implemented on a non-emergency basis;

     9.   for the Systems Software, apply

          (a)  emergency fixes as required; and

          (b)  selected high impact and security PTFs monthly.

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     10.  verify  Systems   Software   version/release   maintenance   level  is
          consistent with and will operate with the Applications Software;

     11.  plan  and  configure   host  table  entries  (e.g.  DNS  entries)  and
          associated addresses based on Franklin's naming conventions;

     12.  provide printer queue configuration support for attached printers; and

     13. provide TCP/IP address documentation to Franklin for IBM network segments.

b.   Franklin will:

     1. assist IBM in the planning, testing and implementation of all system upgrades and repair patches;

     2. provide IBM, on a timely basis, with all information received from the respective System Software manufacturers regarding repair patches and version upgrades; and

     3. retain financial responsibility for obtaining licenses to all third party Application Software and third party System Software, excluding SAS, upgrades and PTFs.

7.0  STORAGE MANAGEMENT SERVICES

IBM will provide Storage Management Service that include storage device preparation, space and utilization management and reporting, recovery management, performance monitoring, capacity planning and backup and restore management which includes planning, establishing and testing recovery procedures required to re-establish the functionality of in-scope systems in the event of a failure.

a.   IBM will:

     1. keep files under IBM's control, current and available during scheduled access times;

     2. initiate and complete required data processing activities concerning data integrity (for example, handling line transmission errors) of all processed files, according to the procedures specified in the Procedures Manual;

     3. verify, using tools and procedures specified in the Procedures Manual, the receipt of incoming files and the processing and transmission of outgoing files;

     4. document, maintain and, as appropriate, update and execute mutually approved file backup and recovery procedures;

     5. as described in the runbooks, provide a recovery procedure for restoring the data image to a previous level within a mutually agreed time frame;

     6. conduct regularly scheduled backup and recovery procedures as specified in the Procedures Manual and as prioritized by Franklin (for example, data set restore), so as to avoid impacting scheduled operations; ;

     7.   conduct  routine   monitoring  and  corrective   action  according  to
          procedures IBM prepares and Franklin approves for intermediate files used for on-line and batch processing;

     8. perform an annual formal review of storage management policy and ongoing tactical reviews of capacity, performance and load balancing and provide recommendations to Franklin regarding backup and recovery considerations such as improved levels of protection, efficiencies and cost reductions;

     9. verify availability of adequate file space for processing, subject to the provisions of Schedule C (Charges);

     10.  report  to  Franklin  on  Franklin's   disk  space   utilization   and
          requirements for Franklin's capacity planning purposes; and

     11.  lay  out  and  configure  disk  subsystems   according  to  Franklin's
          documented requirements; and

     12. provide Franklin with reasonable assistance for random audits of backups.

b.   Franklin will:

     1. define the requirements for allocation of file system space for Applications Software; and

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     2.   conduct random audits of backups.

8.0  DATA BASE MANAGEMENT SERVICES

8.1  APPLICATION AND DATA MODIFICATION

a.   IBM will:
     1. collaborate with Franklin on investigation and analysis of Application Software and data modification related issues.

b.   Franklin will:
     1. be responsible for resolution of data and Application Software related issues;
     2.   develop and test the required scripts;
     3. notify IBM of intended modifications as part of Change Management and Problem Management process; and
     4. modify application or database data and enforce data integrity and data quality.

8.2  MODIFICATIONS TO THE SERVER/ DATABASE CONFIGURATION

a.   IBM will:
     1.   collaborate with Franklin regarding investigation and analysis; and
     2.   approve  all   modifications  to  the  database   configurations   and
          parameters as part of Change Management and Problem Management.
b.   Franklin will:
     1. be responsible for solution and implementation of all database configuration changes
     2.   be responsible to define database backup strategy and solution
     3.   install backup tools, create backup scripts and utilities; and
     4.   notify IBM of the result of changes.

8.3  DATABASE PERFORMANCE TUNING

a.   IBM will:
     1.   collaborate with Franklin regarding investigation and analysis;
     2. approve intended performance-tuning modifications to the database as part of Change Management and Problem Management process; and
     3.   monitor the database from the system perspective.
b.   Franklin will:

     1.   develop required scripts;
     2.   prepare the tuning plan;
     3. modify the database objects (tables, indexes, portions, views, etc) and notify IBM of status; and
     4.   monitor  the  databases   from  a  database   administration   ("DBA")
          perspective.

8.4  SOFTWARE UPGRADES AND PATCH INSTALLATIONS

a.   IBM will:

     1.   Run the modified system;
     2.   Support Franklin during the upgrade process; and
     3.   monitor the database from the system perspective.
b.   Franklin will:
     1. test In-Scope Software upgrades and patches in the development and test environments;
     2.   notify Application Software development of the completion status;
     3.   be responsible for software upgrades and patch installations; and
     4.   monitor the databases from DBA perspective
c.   Joint Responsibilities:

     1. IBM and Franklin will approve any In-Scope Software upgrades and patch installations through formal Change Management and Problem Management process; and
     2. IBM and Franklin will create a detailed plan of In-Scope Software upgrades in the production environment based on the test results.

8.5  ESTABLISH TEMPORARY USER ID'S FOR FRANKLIN DATABASE ADMINISTRATORS:

a.   IBM will:
     1. establish temporary ID's with adequate access rights to allow all required DBA production level work. These ID's will be temporarily assigned to Franklin DBA's working in the production environment. Once finished, the access will be deleted. Appropriate procedures will be established for the assignment and required documentation as part of the approved Change Management and Problem Management process; and
     2. use the standard tools (Tivoli, BMC, or other tools approved by the ARB) for monitoring system and database alerts for the In-Scope Equipment pursuant to Section 15.

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b.   Franklin will:

     1.   contact IBM operations for access to the production environment.

9.0  TAPE MANAGEMENT SERVICES

9.1  GENERAL DESCRIPTION OF TAPE MANAGEMENT SERVICES

a.   IBM will:

     1.   make   recommendations   for   improvements   to  efficiency  of  tape
          management;

     2.   complete   tape  mounts  in  sufficient   time  to  meet   application
          development, testing and production processing as reasonably specified by Franklin;

     3. maintain adequate inventories of Franklin-supplied tapes for the tape environment, including a sufficient scratch tape pool to service required processing needs, and notify Franklin when additional tapes and other supplies are required;

     4. retain tapes for a mutually agreed upon retention period for auditing purposes;

     5.   rotate tapes, as required, for off-site storage;

     6. log and track physical tapes that are checked in and out by Franklin or a Third Party in accordance with the procedures specified in the Procedures Manual;

     7. prepare output tape cartridges or tape reels for shipment and deliver to designated staging area for pickup and transport;

     8. upon return of output tape cartridges or tape reels to the designated staging area for pickup, put such cartridges and reels back into operation;

     9. provide tapes and paper documentation, as appropriate, for storage consistent with provisions in Procedures Manual;

     10. report tape utilization to Franklin on a mutually agreed upon frequency;

     11. notify the Franklin-designated storage services provider when it is time to scratch or return a tape in accordance with the procedures specified in the Procedures Manual;

     12. retrieve and restore files and data sets from archived tapes within mutually agreed time frames; and

     13. allow Franklin to review tape management operations, including mailing and receipt; upon a mutually agreed upon schedule;

     14. conduct an initial inventory of portable storage media and provide documentation of initial inventory to Franklin;

     15. monitor and manage tape pool resources and provide for availability of adequate media to meet peak load, planned growth and anticipated tape volume fluctuations;

     16. manage off-site storage of In-Scope tape media for vital records and backup and recovery;

     17. perform an annual inventory of portable storage media under IBM's control and provide documentation of annual inventory to Franklin, including the following information:

          (a)  beginning inventory;

          (b)  media received into inventory during the reporting period (year);

          (c)  media sent out to other locations during the year;

          (d)  new media added to library;

          (e)  discarded media;

          (f)  current inventory.

     18.  report and account for discrepancies in inventory; and

     19. retain inventory reconciliation documentation in accordance with procedures outlined in the Procedures Manual.

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     20.  separate,  package,  label,  validate  label  content  to job  log for accuracy, scan and track all tape output and distribute to the mutually agreed distribution drop point;

b.   Franklin will:
     1.   define requirements for off-site tape storage and archiving;

     2.   provide required off-site storage facilities and services;

     3. provide tapes as IBM requests that meet the IBM-supplied tape specifications;

     4. be responsible for the costs associated with the transportation of tapes between the Data Center and an off-site storage facility;

     5.   assist IBM in conducting the initial inventory; and

     6.   assist  IBM  in  maintaining   the  inventory  and  in  reviewing  and
          reconciling the annual inventory reports.

10.0 OUTPUT SERVICES

IBM will provide output device processing and operational support necessary to accomplish processing, production and delivery of files and printed output as listed below.

a.   IBM will:
     1. produce and deliver output (for example, files, tapes, printed matter) in accordance with schedules reasonably requested by Franklin;

     2. track, manage, communicate and resolve problems related to output production and delivery;

     3. verify that all files are on the queue and available for transmission to the applicable Franklin output and production control locations within the mutually agreed time frames and monitor file transmissions and network messages regarding network connectivity;

     4. operate the Xerox system printers or comparable printers identified in Schedule G and up to a maximum of four additional Xerox system printers or comparable printers as reasonably requested by Franklin. Requests to support more than the Xerox system printers or comparable printers identified in Schedule G plus the four additional Xerox system printers or comparable printers will subject to an adjustment in the ASC;

     5. operate the printers directly attached to the Midrange Machines and the Intel Servers located at the Prime Sites and Remote Sites;

     6. deliver hard copy output to the designated drop location(s) within the Facility;

     7. work with appropriate Franklin personnel to trace and attempt to find missing output items;

     8. execute reruns of output Franklin requests and notify Franklin if rerunning any output will impact scheduled on-line or batch production processing; and

     9. provide on-line viewing administration for the Mobius application as defined herein and as detailed in the procedures manual

          (a) add and delete reports, as requested and in accordance with security guidelines;
          (b)  create indexing; and
          (c)  track and report usage and output volume.

b.   Franklin will:
     1. provide output distribution from the designated drop location(s) within a Facility;

     2. with IBM's assistance, trace and attempt to locate missing output items;

     3.   notify IBM of any required reruns of output;

     4. operate all printers except those set forth in Section 10.0 (a) (5) above;

     5. be responsible for all Post Print Operations as defined in the Procedures Manual;

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     6.   maintain responsibility for output devices that are located within the
          Other Sites defined in Schedule I (Facilities) (e.g., operation, paper
          loading,  service  maintenance,   output  distribution,   purchase  of
          consumables);

     7. be responsible for all distribution services (for example, mail, messenger, postage, courier);

     8.   support the Mobius application as follows:
          (a)  set up user profiles and user group access; and
          (b)  coordinate Mobius vendor management;

     9. perform all end user workstation printer connectivity, maintenance and print output/distribution services for print operations.

11.0 SYSTEM TESTING AND IMPLEMENTATION SERVICES

a.   IBM will:
     1. assist Franklin in the definition, design, and construction of the testing environments;

     2. assist in the physical establishment of test data originating from the production environment;

     3.   participate in planning and preparation meetings for all changes;

     4.   provide physical installation support for all changes;

     5.   validate physical completion criteria for all changes;

     6. work with Franklin to validate operational and functional completeness of a change;

     7. report to Franklin on the post-installation status and quality of changes;

     8. comply with the change management procedures set forth in the Procedures; and

     9. with Franklin assistance, test High Availability Image failover up to twice each Contract Year.

b.   Franklin will:
     1.   manage,   with  IBM's   assistance,   the  definition,   design,   and
          construction of testing environments;

     2.   plan and construct test cases;

     3. define and coordinate establishment of test data originating from production environment;

     4.   create and establish test data not yet in production;

     5. conduct application interactive test scripts as planned within test cases;

     6.   validate test results;

     7. comply with problem follow-up and resolution procedures as set forth in the Procedures Manual;

     8.   comply with change procedures as set forth in the Procedures Manual;

     9.   participate in planning and preparation meetings for changes;

     10. comply with change management procedures set forth in the Procedures Manual;

     11.  participate and coordinate in post  installation  validation  testing;
          and

     12.  assist IBM in physical installations, as appropriate; and

     13.  assist IBM with testing of the High Availability Image failover by:
          (i)  documenting test plans and expected results; and
          (ii) resolving deviations from expected results through the Problem Management Process..

12.0 MAINTENANCE SERVICES

a.   IBM will:
     1.   provide maintenance for IBM Services Machines and Systems Software;

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     2.   dispatch maintenance requests for In-Scope Hardware;

     3.   refer Franklin's non-IBM  third-party  vendor performance  problems in
          support  of  Systems  Software,   Application  Software  and  In-Scope
          Hardware to Franklin for resolution;

b.   Franklin will provide warranty or maintenance coverage, as applicable,  for
     Franklin  Machines,   Franklin  Software  and  the  Franklin  Data  Network
     equipment;

13.0 APPLICATION SUPPORT SERVICES

a.   IBM will:

     1. provide the IBM Systems Software products listed in Schedule F (Software), to support the development of Applications Software. IBM will not discontinue support of such software products without Franklin's approval; provided, that Franklin will assume support expenses for Systems Software products that Franklin requires IBM to retain after current support is no longer reasonably commercially available;

     2.   recommend and implement  hardware and software  architectural  changes
          consistent   with  and  supportive  of  the  strategic  and  technical
          standards agreed upon by the parties;

     3. verify that changes to the in-scope environment will not adversely impact the application environment;

     4. if Franklin requests additional application development support products (such as an application development library management tool, specialized compilers, rapid development tool, etc) , such request will be considered as a Request for New Services.

b.   Franklin will:

     1.   select, or define the requirements for all Applications Software;

     2. designate and document application information requirements, including report design and content, frequency of reports, and accessibility;

     3. retain responsibility for maintenance, support and all licenses and related charges for all Applications Software;

     4. have the right to audit, control and approve new Applications Software before its promotion into production;

     5. verify the results of Application Software on-line and batch system support processing;

     6.   provide  Applications   Software  program  problem  determination  and
          resolution, including providing support for application Abends and job recovery;

     7. use commercially reasonable efforts to minimize outages caused by application program failures;

     8. follow the existing change management process for all application changes, before submission or installation into the system;

     9. follow the problem management process, according to published problem resolution criteria the Procedures Manual contains and document problem resolution and closure;

     10. certify, in cooperation with IBM, that existing applications function correctly when IBM installs new Systems Software or upgrades to or new releases of current Systems Software; and

     11. define requirements for application recovery management to include such activities as job recovery management and backup and recovery procedures.

13.1 MQ SERIES SUPPORT

IBM will provide the following Services for MQ Series Services for all current supported platforms (excluding DEC/VAX) in the production environment and for test and staging Servers where IBM owns the MQM ID.

a.   IBM will:

     1. install product code or support packs as necessary with Franklin approval;

     2.   install patches or vendor provided fixes;

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     3.   install upgrades and maintenance  (patches,  support packs,  etc.) per
          Franklin's request;
     4.   install  standard  IBM  MQ  administrative   support  tools  (Example:
          MQMaint);
     5. build and configure the MQ Series infrastructure, provide definition of MQ Series infrastructure as defined in SRM doc, use examples ; such as: (channels, dead letter queues, system queues, transmit queues)
     6. with Franklin assistance, create queue managers, channels and other MQ Series application specific objects such as local, remote or other queues, process definitions, or any other MQ series object required by the application.;
     7.   build and configure MQ Series clusters;
     8. at Franklin's request, create/alter/delete application objects such as local, remote or other queues, process definitions, or any other MQ series object required by the application;
     9. administer MQ series to identify, describe and define infrastructure objects such as: (channels, dead letter queues, system queues, transmit queues);
     10.  own,  manage  and  support  MQM ID and  MQM  Group  as  authorized  by
          Franklin;
     11. request Franklin to define/alter/delete security profiles for groups and individuals;
     12. configure base MQ infrastructure monitoring parameters including: MQ Series Q_Manager process, Command Server process, Channel Initiator process, trigger Monitor process, Dead Letter Queue, var mqm Log file space (thresholds alerts 75/95%), and condition: Channel w/ Retry Status;
     13. receive, acknowledge, and provide support for base infrastructure and application monitoring alerts;
     14. respond to problem records related to MQ Series system/infrastructure components, including engaging the IBM MQ Series support center if necessary and through a Franklin procured vendor support contract;
     15. open issue with vendors for support of infrastructure issues as necessary;
     16.  request   Franklin   open   change   records  to   define/alter/delete
          application objects, components, or procedures;
     17.  open  change  records  to  define/alter/delete   system/infrastructure
          objects, components, or procedures;
     18. back up the system/infrastructure and all application definitions with the regular operating system/subsystem backups and restore MQ Series as necessary;

b.   FRANKLIN WILL:
     1. provide necessary approval to IBM for the installation of product code and support packs;
     2. provide necessary approval to IBM for the installation of patches or vendor provided fixes;
     3. provide necessary approval for upgrades and maintenance (patches, support packs, etc.)
     4. design, document, and request IBM to create queue managers, channels and other Application specific objects;
     5.   design and Document MQ Series cluster configurations;
     6. identify, describe and define application objects such as local, remote or other queues, process definitions, or any other MQ series object required by the application.
     7. document/script application objects such as local, remote or other queues, process definitions, or any other MQ series object required by the application
     8. request IBM to create/alter/delete application objects such as local, remote or other queues, process definitions, or any other MQ series object required by the application.
     9. provide IBM the MQM ID and MQM Group ID's (Franklin will relinquish these ID's to IBM, and remove their support personnel from the ID groups);

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 24 OF 31
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IBM Initials:     Franklin Initials:

     10. register approved individuals for access to the MQ Series resources and environment;
     11. identify and request ID's needed by users and applications to access MQ Series resources;
     12.  define/alter/delete security profiles for groups & individuals;
     13. open problem records to document and notify support of deviations from normal expected behavior;
     14. respond to and resolve problems related to application code including: local, remote or other queues, process definitions, or any other MQ series object required by the application;
     15.  open issue with vendor for support of vendor application issues;
     16. open change records to define/alter/delete application objects, components, or procedures;
     17. request IBM open change records to define/alter/delete system/infrastructure objects, components, or procedures;
     18. respond to change records related to MQ Series application objects, components, or procedures in the MQ Series environments;
     19. provide and maintain run books for each application, adapter, connector, and system architecture (per Franklin run book standards); and
     20. provide and maintain troubleshooting guides for each application, adapter and connector.

14.0 SECURITY MANAGEMENT

The responsibilities of IBM and Franklin for each security area/task are indicated in the following responsibilities matrices. "Perform" shall mean to have responsibility to execute. "Assist" shall mean to provide reasonable support to the Performing Party.

==================================================================================================================
 14.1 GENERAL RESPONSIBILITIES                                                         IBM                Franklin
==================================================================================================================
1a. Provide  an  interface  for   day-to-day  security management                      Perform
==================================================================================================================
1b. Provide  an  interface  for   day-to-day  security management                                          Perform
==================================================================================================================
2.  Provide IBM with  Franklin  audit  history (both  internal and  external)
and most recent security  standards and  practices,  including
updates as they occur                                                                                      Perform
==================================================================================================================
3a. Review  security  policies and  procedures for effectiveness  and recommend
improvements in conjunction with Franklin                                              Perform
==================================================================================================================
3b. Review  security  policies and  procedures for effectiveness  and                  Assist              Perform
recommend  improvements in conjunction with IBM
==================================================================================================================
4.  Communicate  the  security  procedures  to Franklin  users  that  are              Assist              Perform
affected by  this service,  such as login  procedures,  password use,  use of antivirus  programs and security for data and equipment
==================================================================================================================
5.  Review   amendments   made  to   Franklin security  policies  and  standards
and advise Franklin  whether or not such  changes  can be implemented  and  if         Perform              Assist
implemented,   will  be considered a New Service
==================================================================================================================
6.  During the Transition Period develop the detailed "Information Security
Controls"  document (GSD331)                                                           Perform              Assist
==================================================================================================================
7.  Maintain the "Information Security Controls" document (GSD331)                     Perform              Assist
==================================================================================================================
8.  During  the  Transition  Period  perform a review of system  accesses  for
all employees transferring to IBM  to confirm  that  same access  is  required         Assist              Perform
and  advise  IBM  of any change.
==================================================================================================================
9.  Notify  IBM of changes  Franklin  plans to make to its security  policies                              Perform
and  standards before implementation.
==================================================================================================================
 14.2 PHYSICAL SECURITY                                                                IBM                Franklin
==================================================================================================================
1.  Provide physical security controls at Franklin facilities                          Perform

==================================================================================================================
2.  Provide  physical   security  controls  at IBM facilities                          Perform

==================================================================================================================
3a. Restrict  access  to all data  processing areas at  Franklin  facilities,          Assist              Perform
for which IBM has  security   responsibility  to  authorized personnel only.
==================================================================================================================

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 25 OF 31
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IBM Initials:     Franklin Initials:

==================================================================================================================
 14.2 PHYSICAL SECURITY                                                                IBM                Franklin
==================================================================================================================
3b. Restrict access to all data processing areas at IBM facilities, for which          Perform
IBM has security responsibility to authorized personnel only.
==================================================================================================================
4.  Conduct periodic reviews of the data processing areas for which IBM has            Perform
security responsibility including reviews of access logs for unusual occurrences and perform follow-up  activities in accordance with the procedures specified in this document
==================================================================================================================
5.  Protect LAN Servers and  infrastructure  devices as defined in Schedule G at
Franklin facilities  and provide  access to  authorized personnel                                          Perform
==================================================================================================================
6.  Protect LAN Servers and infrastructure devices at IBM facilities to
authorized personnel only                                                              Perform
==================================================================================================================
7.  Implement  controls  which protect  printed output from  unauthorized access
while under IBM's control                                                              Perform
==================================================================================================================
8a. Provide   secure  storage  for  portable storage   media  under  IBM's
control (tape drives and backup media) at Franklin locations                           Assist              Perform

==================================================================================================================
8b. Provide   secure  storage  for  portable storage   media  under  IBM's
control  (tape drives and backup media) at IBM locations                               Perform

==================================================================================================================
9.  During  the  Transition  Period,  with the assistance  of  Franklin, perform
a  baseline inventory of all portable storage media (e.g. Tapes, disks) for which      Perform              Assist
IBM  has  security responsibility
==================================================================================================================
10. Perform an annual audit/reconciliation of  tape  under  IBM's  control  and
promptly notify   Franklin  and  IBM  management   when errors are detected            Perform

==================================================================================================================
11. Resolve  discrepancies  discovered  during the annual  tape audit and inform
Franklin of the resolution                                                             Perform

==================================================================================================================
12. Implement controls and provide effective elimination of residual information       Perform
on removable storage media before disposal or reuse outside of Franklin
==================================================================================================================
 14.3 LOGICAL ACCESS CONTROL                                                           IBM                Franklin
==================================================================================================================
1.  Install, maintain and upgrade new or existing data access control software         Perform              Assist
as deemed  necessary by IBM to provide the Service.  This is viewed as a product support role,  i.e.  software  maintenance  for RACF.  This does NOT include the creation or  maintenance  of security  rules in RACF or similar  maintenance  of security rules for Supported Servers.
==================================================================================================================
2. Implement the functions and features of the access control software that will
satisfy Franklin security standards as stated on the Franklin corporate intranet       Assist              Perform
for all platforms as defined in GSD331.
==================================================================================================================
3. Implement the security system values and features of the supported  operating
systems that will satisfy Franklin security  practices as defined in GSD331.           Perform              Assist
==================================================================================================================
4.  Identify the  protection  requirements  for operating system resources             Assist              Perform
==================================================================================================================
5.  Implement  the  identified  protection  as specified in GSD331 for operating
system  resources via the access control software for all security changes being       Assist              Perform
made through the Change Management process.
==================================================================================================================
6.  Define and provide to IBM:
a.  Data classification and control criteria,
b.  Data protection and handling requirements,
c.  Data  protection and handling  requirements
in event of security breach; and
d.  Data encryption requirements.                                                                          Perform
==================================================================================================================
7.  Define the protection requirements for application resources via the access                            Perform
control software.
==================================================================================================================
8. Define and implement the  protection  requirements  for End User data via the
access control software                                                                                    Perform
==================================================================================================================
9a. Provide encryption products (i.e., hardware and/or software) as described in                           Perform
GSD331.
==================================================================================================================
9b.  Support/implement  encryption products (i.e.,  hardware and/or software) as       Perform             Assist
==================================================================================================================

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 26 OF 31
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IBM Initials:     Franklin Initials:

==================================================================================================================
 14.3 LOGICAL ACCESS CONTROL                                                           IBM               Franklin
==================================================================================================================
defined in this document
==================================================================================================================
10. Maintain   security  for  and  distribute encryption keys                                              Perform
==================================================================================================================
==================================================================================================================
12.  Establish,  change,  deactivate and remove logon IDs and associated  access
authorities for Franklin employees                                                                         Perform
==================================================================================================================
13.  Establish,  change,  deactivate and remove logon IDs and associated  access
authorities for IBM employees as performed by the Franklin GSS Help Desk.              Assist              Perform
==================================================================================================================
14.  Review and verify  annually  the system  logon IDs for  Franklin  personnel
(i.e.,  reverification)  and delete the IDs of those  individuals  who no longer       Perform
have a business need and/or are no longer authorized by management to access the system
==================================================================================================================
15. Annually perform a continued  business need  (reverification)  review of all
IBM logon ID's supporting the service, and notify Franklin to remove  access for
those which are no longer authorized by management                                     Perform             Assist
==================================================================================================================
16. Establish the process criteria for resetting user's passwords and disclosing
them to authorized personnel                                                           Assist              Perform
==================================================================================================================
17. Reset IBM logon ID passwords and disclose passwords to authorized personnel        Assist              Perform
==================================================================================================================
18. Reset Franklin logon ID passwords and disclose passwords to authorized                                 Perform
personnel
==================================================================================================================
19. Review, approve and grant requests for privileged user authorities.                Assist              Perform
==================================================================================================================
Intentionally Left Blank
==================================================================================================================
20.  Periodically  review privileged user authorities and remove those for which
management authorization no longer exists                                              Assist              Perform
==================================================================================================================
21.  Control and be  responsible  for the  Security  Officer/Administrator  user
profiles on all systems (e.g., NT-Admin, Unix-Root, AIX-Root, RACF-Special,                                Perform
AS400-QSECOFR). Develop Process for immediate access for IBM
==================================================================================================================
Intentionally Left Blank
==================================================================================================================
22. Schedule through the Change Control Process,  security/integrity  fixes that
must be applied to the in-scope systems                                                Perform
==================================================================================================================
Intentionally Left Blank
==================================================================================================================
23. Periodically   perform  system  security  health checks consisting of:             Assist              Perform
a.  access control settings,
b.  authorized privileged users,
c.  operating system resources protection, and
d.  installation and operation of virus control
    programs on the appropriate platforms.
==================================================================================================================
24.  Correct  discrepancies,  as described in GSD331,  identified  during system
security health checks (Section 14.3.24) for Locked Down In-Scope Equipment.           Perform
==================================================================================================================
25.  Capture and  maintain  platform-specific  audit  records for the  retention
period specified in GSD331, and provide record retention reports to the Franklin       Perform
Project Executive upon reasonable request for In-Scope Equipment.
==================================================================================================================
26.  Promptly  inform  Franklin of any security issues of which IBM is aware and
suggest possible remedial action.                                                      Perform
==================================================================================================================
27. Promptly  acknowledge  receipt of security exposures notified to Franklin by
IBM and inform IBM of Franklin  acceptance  or  rejection  of IBM's  recommended                           Perform
remedial action  or  other  remedial   action  Franklin implements.
==================================================================================================================
28. Take appropriate corrective action to remedy security violations notified to
Franklin by IBM.                                                                       Assist              Perform
==================================================================================================================
29. Develop and run scripts on Supported  Servers for which IBM provides  Server support administration to identify Franklin User IDs and Application IDs. Should
Franklin  increase the estimated  Production Lock Down schedule of - 130 Servers
per Contract Year through  2004,  and 100 per Contract Year through 2007 (the          Perform             Assist
Parties will mutually agree on the estimated schedule beginning 2008 on a yearly basis., additional resources will be provided as Hourly Services. This estimated schedule is dependent on Franklin's internal scheduling processes.
==================================================================================================================

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 27 OF 31
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IBM Initials:     Franklin Initials:

==================================================================================================================
 14.3 LOGICAL ACCESS CONTROL                                                           IBM               Franklin
==================================================================================================================
30. Develop and implement a script on the Servers for which IBM provides  Server
support  administration  to verify that the  Franklin  accounts  existing on the       Perform
Server  are  consistent  with a list of IDs that  Franklin's  approved  criteria provided to IBM.
==================================================================================================================
31. provide and approve privileged Franklin User ID and application ID criteria, including the defined privilege access to accomplish the following;
a. perform the  revalidation  of OS  privileged  Franklin User IDs on Servers as
prioritized by Franklin for the defined privileged access;                                                 Perform
b. ensure each Franklin User ID and Franklin application ID on the Server can be identified; and
c. ensure  access to the resource can be allowed at the  appropriate  levels for authorized users; and that access can be denied for unauthorized users;
==================================================================================================================
32.  Communicate  the  Production  Lock  Down  schedule,  process,   procedures,
dependencies, and expectation to the impacted Franklin groups.                         Assist              Perform
==================================================================================================================
33.  Participate in the development and approve  criteria for privileged  access for  revalidation  for  each  application  OS as  necessary,  to  include  group
memberships,   directory  access,  file  mounts,   file  read,  write,   execute                           Perform
permissions  and other like rights,  accesses,  permissions  and memberships for privileged Franklin accounts;
==================================================================================================================
34.  provide IBM with a  prioritized  list of  application  Server  groups to be                           Perform
revalidated;
==================================================================================================================
35.   execute   revalidation   on  Servers  for  which  Franklin  owns  User  ID                           Perform
administration;
==================================================================================================================
 14.4 NETWORK INFRASTRUCTURE SECURITY (IN                                              IBM                Franklin
      ADDITION TO LOGICAL ACCESS ABOVE)
==================================================================================================================
1. Control the Network  Operating System (NOS) security/administrative user id's,                          Perform
which run on any LAN or WAN.
==================================================================================================================
2a. Provide virus avoidance, detection, and  elimination software for servers          Assist              Perform
==================================================================================================================
2b. Maintain virus avoidance, detection,  and elimination software for Supported       Perform              Assist
Servers
==================================================================================================================
3. Identify and implement protection  requirements for resources residing on End                           Perform
User Machines
==================================================================================================================
4.  Keep   virus   avoidance   signature   files  current for End User Machines                            Perform
==================================================================================================================
5.  Maintain  virus  protection  software on all End User  Machines  and perform                           Perform
post-incident clean-up and integrity checks.
==================================================================================================================
6.  Respond  to  virus   attacks  and  initiate corrective action to eliminate      Perform at       Perform at end
detected viruses  - see process for immediate access for IBM.                     server level       user level
==================================================================================================================

15.0 MONITORING SERVICES

15.1 NETWORK MONITORING DEFINITION AND SCOPE

Pursuant to Sections 15.5 and 15.6 below, the responsible Party will:

a.   measure  up/down  availability  of  in-scope  network  devices,   including
     routers, hubs and switches.

15.2 HARDWARE/OS MONITORING DEFINITION AND SCOPE

Pursuant to Sections 15.5 and 15.6 below, the responsible Party will:

a. for the In-Scope Equipment, detect OS parameters that impact hardware and OS availability, performance, and capacity;

b. for the In-Scope Equipment, monitor OS measurable parameters including parameters for: server, CPU, OS, file systems, memory, directories, network connectivity, blocked queue length (Unix only) and other components as mutually agreed; and

c. for High Availability Images and replicating systems, monitor all systems in the cluster for hardware and OS availability.

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 28 OF 31
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IBM Initials:     Franklin Initials:

15.3 BUSINESS APPLICATIONS, DATABASE, AND SYSTEM UTILITIES MONITORING DEFINITION AND SCOPE

Pursuant to Sections 15.5 and 15.6 below, the responsible Party will:

a.   For  database  applications  and  Systems  Utilities,   provide  monitoring
     functions to determine the status of application services, processes or daemons in the executing program list;

b. For individual business applications, database applications, and Systems Utilities, detect thresholds and error conditions based on alerts included or implemented in automation software, or by other mutually agreed means to provide depth of view sufficient to respond to problems within the application

     1. for batch applications, measure parameters that impact throughput, performance and expected operation;

     2. for on-line applications, measure parameters that impact application availability, performance, expected operation;

     3.   for   database   applications,    measure   parameters   that   impact
          availability, performance, capacity and utilization; and

     4. for business applications, database applications, and Systems Utilities, monitor for expected events (e.g., file transfers) and abnormal events or conditions (e.g., parsed error log, application exceptions) which impact proper application execution.

c. as mutually agreed, monitor adjunct elements running on In-Scope Equipment (e.g., file transfer dependencies) required by in-scope applications;

d. for High Availability Images, monitor components necessary to provide fail-over, including mirroring, heartbeat, availability of high availability software, and availability of storage and network back-up links;

15.4 IBM AND FRANKLIN MONITORING RESPONSIBILITIES

The responsibilities of IBM and Franklin for monitoring are indicated in the following responsibilities matrices, which are in addition to those specified throughout this Schedule. IN the event of a conflict between the matrix and the schedule, this matrix shall prevail.
     *    "P" shall mean to have responsibility to execute.
     *    "A" shall mean to provide reasonable support to the Performing Party.
     * "PP" shall mean to have responsibility to execute only if authorized under a mutually agreed Project. IBM support will be provided via Hourly Services.
     * "AP" shall mean to provide reasonable support to the Performing Party only if authorized under a mutually agreed Project. IBM support will be provided via Hourly Services.
     *    "NA" shall mean not applicable.

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 29 OF 31
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IBM Initials:     Franklin Initials:

-------------------------------------------------------------------------------

15.5 DESIGN, DEVELOPMENT, AND DEPLOYMENT OF MONITORS
----------------------------------------- ------------- -------------- ------------- ------------- ----------------
The  following  activities  applicable to    NETWORK     EQUIPMENT/OS     SYSTEMS      DATABASE        BUSINESS
each   monitored   item   on   applicable                                UTILITIES                   APPLICATIONS
In-Scope   Equipment  must  be  completed
prior to  commencement  of  steady  state
monitoring specified in Section 15.6.
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
                                           IBM    FRK    IBM     FRK    IBM    FRK    IBM    FRK     IBM     FRK
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
a.   Identify parameters and              NA            P              PP                   PP             PP
     functions that affect
     functionality and performance.
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
b.   Determine  monitor polling           A      P      P              PP            AP     PP     AP      PP
     frequency
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
c.   Select threshholds for               NA            P      A       PP    AP      AP     PP             PP
     identified parameters
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
d.   Create scripts and monitoring        NA            P              PP            AP     PP     AP      PP
     within applications.
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
e.   Define operator procedures and       A      P      P      A       PP    AP      AP     PP     AP      PP
     automated notifications
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
f.   Perform unit testing                 P      A      P              PP            AP     PP     AP      PP
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
g.   Install monitors and scripts                       P              PP            PP            PP
     within monitoring tools to provide   A      P
     alerts when a threshhold has been
     exceeded or an error condition has
     occurred.
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
h.   Deploy monitors, scripts, and                      P              PP            PP            PP
     automated notifications              A      P
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
i.   Perform system testing and           P      A      P              PP    AP      PP     AP     PP      AP
     post implementation testing and
     validation
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------

-------------------------------------------------------------------------------------------------------------------
15.6 STEADY STATE MONITORING OPERATIONS

-------------------------------------------------------------------------------------------------------------------
The  following  steady  state  monitoring    NETWORK     EQUIPMENT/OS     SYSTEMS      DATABASE        BUSINESS
activities   for   applicable    In-Scope                                UTILITIES                   APPLICATIONS
Equipment  will  occur   following  those
activities  specified  in  Section  15.1,
exclusive  of  Prime-Time  Basic  Images,
EMEA  Prime-Time  Basic Images,  and Asia
Prime-Time Basic Images:
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
                                           IBM    FRK    IBM     FRK    IBM    FRK    IBM    FRK     IBM     FRK
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
a.   Monitor applications and print       P             P              P             P             P
     queues* with installed tools,
     monitors and scripts
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
b.   Respond to warning or error          P             P              P             P             P
     conditions as described in the
     Procedures Manual

----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
c.   Maintain  application monitors       NA            NA             P                    P              P
     and scripts
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
d.   Update monitoring tools and                        P              P             P             P


IBM/FRANKLIN CONFIDENTIAL                                         PAGE 30 OF 31
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IBM Initials:     Franklin Initials:

     installed monitors and keep in       A      P
     sync with upgrades to hardware,
     OS, and applications.
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
e.   Analyze and trend monitoring         A      P      P              P             P             P
     output data, report on results,
     and make recommendations for
     improvement.
----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------
f.   Retire monitors when no longer       A      P      P              P     A              P              P
     required.

----------------------------------------- ------ ------ ------ ------- ----- ------- ------ ------ ------- --------

*Provide print queue monitoring for those applications where print queues have had monitors and scripts developed and deployed

16.0 BUSINESS RECOVERY SERVICES

During  the  Term,   Franklin  will  receive  Business  Recovery  Services  ("BR
Services") from IBM's Business Continuity and Recovery Services unit. Those Services are described in Schedule M.

17.0 OTHER SERVICES AND RESPONSIBILITIES

a.   IBM will:

     1.   provide  Franklin  with  technical  and  quality   specifications  for
          supplies, if any, required by IBM to perform the services;

     2. maintain contact with vendors providing data processing, telecommunications and end user Services or products related to IBM's provision of the Services in order for IBM to keep abreast of technological product developments that may be of value to Franklin;

     3. assist Franklin in the review of vendor proposals affecting IBM's provision of the Services, including telecommunications and data processing proposals, so as to facilitate existing and future systems compatibility with changing industry standards.

IBM/FRANKLIN CONFIDENTIAL                                         PAGE 31 OF 31
SCHEDULE A-FINAL.DOC

IBM Initials:     Franklin Initials:

                               AMENDMENT NUMBER 5
                                     TO THE
                      MANAGED OPERATIONS SERVICES AGREEMENT
--------------------------------------------------------------------------------

This Amendment Number 5 to the Managed Operations Services Agreement (this "Amendment"), is made by and between Franklin Templeton Companies, LLC, a Delaware Limited Liability Company, having a place of business at One Franklin Parkway, San Mateo, CA, 94403 ("Franklin") and International Business Machines Corporation, having place of business at Route 100, Somers, NY, 10589 ("IBM") (collectively referred to herein as the "Parties"). This Amendment is entered into on this 1st day of September, 2003 (the "Amendment Number 5 Effective Date"). This Amendment amends the Managed Operations Services Agreement, dated February 6, 2001, between Franklin and IBM as modified or amended prior to the date hereof including any schedules, supplements, exhibits and attachments thereto (the "Agreement"). Capitalized terms used but not defined herein shall have their respective meanings as defined in the Agreement. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. All terms and conditions of the Agreement not specifically amended or supplemented herein, shall remain unchanged and in full force and effect. The Term of this Amendment will begin as of the Amendment Number 5 Effective Date and will run concurrently with the Agreement.

This Amendment modifies the Agreement for purposes of clarification and change in scope of work regarding Business Recovery Services, which were precipitated by the destruction of the World Trade Center, and the Fiduciary Trust Company International Data Center, which was located therein.

The affected and changed sections and Schedules of the Agreement are as indicated below.

I.   THE SCHEDULES:

     A)   REVISION 2 TO SCHEDULE C (CHARGES) IS HEREBY AMENDED AS FOLLOWS:

          1.   ADD THE FOLLOWING AS SECTION 2.0bbb:

               EXTERNAL PARTNER PHYSICAL NETWORK CONNECTION means a discrete physical network circuit that is used for data transmission to and/or from a non-Franklin facility.

          2.   ADD THE FOLLOWING AS SECTION 2.0ccc:

               INITIAL RECOVERY CHARGE OR INITIAL USAGE CHARGE means the one time charge incurred upon declaration of a Disaster and covers the first 48 hours following such Disaster declaration subject to
               Section 3.7a of this Revision 2 to Schedule C.

          3.   ADD THE FOLLOWING AS SECTION 2.0ddd:

               SERVICED APPLICATION EFFECTIVE DATE means the effective date for a Major Change as specified in a Service Authorization.

          4.   ADD THE FOLLOWING AS SECTION 2.0eee:

               SERVICE REQUEST PROCESS means the method used by IBM and Franklin to formally initiate changes to BR Services as described in the Procedures Manual.

IBM/FRANKLIN CONFIDENTIAL                                            PAGE 1 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

          5.   ADD THE FOLLOWING AS SECTION 2.0fff:

               TRANSITION CHARGE means the one-time charge as described in a Service Authorization for BR Services Transition for a Serviced Application.

          6.   ADD THE FOLLOWING TO SECTION 3.5a.2:

               The BR Services resources described in this Section 3.5 may utilize the Hours Pool only as described in Section 8.0b of Revision 1 to Schedule E.

          7.   ADD THE FOLLOWING AS SECTION 3.5c.6:

               A BR Services Project Manager is an experienced individual who is responsible for the success of a defined scope of work, typically the services described in Revision 1 to Schedule M Section 3.0 "BR Services Transition for New & Changed Serviced Applications". The BR Services Project Manager provides leadership and coordinates all activity of a technical team, organizes the effort required, and manages the staff and budget. A BR Services Project Manager typically has 5 to 10 years of practical experience in the technical field.

          8.   ADD THE FOLLOWING AS SECTION 3.5c.7:

               A BR Services Senior Consultant or IT Architect provides the capability to design, implement, and manage cost-effective, enterprise-wide recovery programs. Capabilities span all facets of disaster recovery planning, from identifying vital business processes and applications to determining financial impacts of disasters, identifying potential risks, defining critical technology and resources, and refining recovery procedures. A BR Services Consultant or IT Architect typically has more than 5 years of experience in the required field.

          9.   ADD THE FOLLOWING AS SECTION 3.5c.8:

               A BR Services Consultant or IT Architect assists in the design, implementation, and management of cost-effective, enterprise-wide recovery programs. A BR Services Consultant or IT Architect typically has up to 5 years of experience in the required field.

          10.  ADD THE FOLLOWING AS SECTION 3.5c.9:

               A BR Services Senior Systems Support Specialist provides systems support for one or more computing environments including IBM mainframe, IBM AS/400, RS/6000, SUN, DEC, EMC, HP and networking technologies. A BR Services Systems Support Specialists typically has more than 5 years of experience in the required field.

          11.  ADD THE FOLLOWING AS SECTION 3.5c.10:

               BR Services Systems Support Specialist provides systems support assistance for one or more computing environments including IBM mainframe, IBM AS/400, RS/6000, SUN, DEC, EMC, HP and networking technologies. A BR Services Systems Support Specialist typically has up to 5 years of experience in the required field.

          12. SECTION 3.7 (BUSINESS RECOVERY USAGE CHARGES) IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

               3.7 BUSINESS RECOVERY CHARGES

               Franklin agrees to pay the following Business Recovery charges based on work described in Schedule M and charges described in this Section 3.7 and Exhibit C-3, as applicable: IBM and Franklin acknowledge that Exhibit C-2 was deleted in its entirety as a result of Amendment Number 4 to the Agreement.


IBM/FRANKLIN CONFIDENTIAL                                            PAGE 2 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

               a. An Initial Recovery Charge for the first 48 hours post Component or Full Site Disaster and a Daily Usage Charge as described in Exhibit C-3 for each additional day or part thereof:

                    1. for the duration of each Component Disaster or Full Site Disaster; or

                    2. from the date IBM ships a Shared Recovery Configuration to another location Franklin designates until the date Franklin returns it to IBM.

                    Franklin may not credit unused Test Time against the Initial Recovery Charge or Daily Usage Charge.

                    Notwithstanding the above, commencing upon the Amendment Number 5 Effective Date and continuing for the Business Recovery Services Term, for all Full Site Disasters and up to three (3) Component Disasters per calendar year, IBM will not charge Franklin the Initial Recovery Charge (as indicated in Exhibit C-3 of this Schedule C) for any Serviced Applications using Dedicated Recovery Configurations (as specified in Exhibit M-1 of Revision 1 to Schedule M). This exclusion does not apply to Serviced Applications utilizing Shared Recovery Configurations, nor shall any unused Component Disaster exclusions be carried over to subsequent calendar years. Notwithstanding anything contained in this Section 3.7 (a) (2), in the event that Franklin makes a Componant Disaster declaration as a result of external factors or events beyond the reasonable control of Franklin, Franklin shall not be charged the Initial Recovery Charge for Serviced Application(s) utilizing Dedicated Recovery Configurations.

               b. Actual travel and living expenses incurred by IBM personnel when non-local travel is required to provide Business Recovery Services. Franklin will not be responsible for travel and living expenses incurred by IBM personnel in excess of ten percent (10%) of the Business Recovery ASC for such travel and living expenses unless prior written authorization is provided by Franklin.

               c.   Additional  Test Time or Test Time support hours pursuant to
                    Section 5.2 "Additional Test Time" of Revision 1 to Schedule M.

               d. IBM will provide Franklin with a Service Authorization, which will detail the BR Services charges or reduction to the BR Services Charges, if any as a result of any Change to the original or added Serviced Applications, prior to implementing any changes, as described in Section 3.1 of Revision 1 to Schedule M, for Franklin's authorized signature.

                    1. The addition of Serviced Applications may result in a one-time Transition Charge and a recurring monthly increase to the BR Services charges as set forth in the Service Authorization.

                    2. The removal of Serviced Applications may result in a recurring mutually agreed monthly reduction to the BR Services charges. Both Parties agree to negotiate in good faith the reduction to the BR Services charges and acknowledge that the original Serviced Applications and those for added Serviced Applications (as specified in Exhibit C-3) were priced utilizing separate methodologies which will be taken into account by both Parties should such Serviced Applications be removed. Additionally, calculation of the applicable reduction shall include if applicable, any IBM prior investment and reasonable expenses related to the displacement of BRS Supplement equipment, interdependencies of other Serviced Applications, and the minimum revenue commitment described in Section 3.7e.

                    3. A Major Change to a Serviced Application will result in a one-time Transition Charge and a recurring additional or reduced monthly charge, as applicable. A Minor Change to a Serviced Application may result in a one-time Transition Charge and a recurring additional or reduced monthly charge, as applicable. Both a Major and a Minor Change shall be by mutual agreement and shall be pursuant to the terms of the Agreement.


IBM/FRANKLIN CONFIDENTIAL                                            PAGE 3 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

                    4. In the event that changes to Equipment are necessary, the Parties shall address any such change in a Service Authorization or a Project Change Request.

               e. In no event will the Business Recovery Services ASC as described in Exhiblit C-1 be reduced to an amount less than $1,212,000 ($101,000 per month).

               f. If IBM temporarily transfers a Shared Recovery Configuration or a Temporary Transfer machine to a location Franklin chooses, Franklin agrees to pay:

                    1. all shipping charges, taxes, tariffs, and insurance charges incurred for shipment to such location and return to IBM; and

                    2. any other charges, including Daily Usage Charges and Initial Usage Charges specified Exhibit C-3 which Franklin incurs while using such Configuration or Machines.

               g.   Amendment Number 5 One Time Charges

                    1. As a result of the change in scope of work regarding Business Recovery Services as described in this Amendment Number 5, the parties hereby agree to the following:

                    IBM will invoice Franklin a one time charge of $525,176, which will be invoiced at a rate of $318,794 in September 2003, and $68,794 per month in October, November, and December 2003. Franklin will pay the one time charge pursuant to the payment terms of Section 5 of the Agreement. In the event that Franklin has paid any amount in excess of that which is required as a result of this Amendment Number 5, IBM shall credit such amount toward the next monthly invoice under the Agreement.

               h. Addition of Charles River application Charles River is hereby added to the list of Serviced Applications as part of this Amendment Number 5. The Parties agree that the solution was determined based on the proposal (Charles River-Proposal 082803.doc) presented to Franklin on September 30, 2003 (the "Proposal"). Should additional or reduced scope be required to the solution outlined in the Proposal, the Parties agree to negotiate in good faith incremental changes, increases and or reductions, to the one time and recurring monthly Charges applicable for support of the Charles River application.

               i.   Franklin Vendor Charges and Fees

                    Franklin will:

                    1. be responsible for charges and fees from Franklin's vendors, contractors, and carriers when their services are requested and/or authorized by Franklin or Franklin's designee in association with the BR Services; and

                    2. to the extent that responsibility for management of Franklin's third party vendor relationships relating to BR Services have not been assumed by IBM in this Agreement, be responsible for any failure and/or performance problems by Franklin's vendors (other than IBM), contractors or carriers contracted by Franklin or its designee which affect IBM's performance of the BR Services.

               j.   SRDF Transition Services

                    1. IBM will provide BR Services Transition to modify the currently implemented Rapid Recovery Solution to accommodate EMC's Symmetrix Remote Data Facility (the "SRDF Transition Services") for up to seven (7) of the Serviced Applications listed in Table 3.7(j) below at a discounted one-time Transition Charge calculated as follows: IBM will discount the one-time Transition Charge for such elected Serviced Applications by twenty
                         (20) percent however, should IBM and Franklin mutually agree to perform the SRDF Transition Services for three
                         (3) or more Serviced Applications simultaneously, the one-time Transition Charge for the applicable


IBM/FRANKLIN CONFIDENTIAL                                            PAGE 4 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

                         Serviced Applications will be discounted an additional three (3) percent. Applicable discounts will be mutually agreed pursuant to the Service
                         Request Process and documented in a Service Authorization. This discount will be applied against the one-time Transition Charges. IBM represents that the scope of effort estimated shall be reasonable under the circumstances and shall be consistent in fees with similar projects for IBM clients requesting similar services. IBM shall certify, if requested by Franklin, via its Vice President of Business Recovery and Continuity Services that it has met this requirement. Franklin shall have no additional audit rights under this Section 3.7(j)(1). The methodology used for calculation of the Transition Charges specified in this section 3.7(j)(1) shall be based upon the Hourly Rates set forth in Exhibit C-1 blended to give an average of all hours purchased, minus the discounts set forth in this section 3.7(j)(1). There will be no adjustment to the recurring monthly charges for the applications in Table 3.7j that receive SRDF Transition Services unless such a change is mutually agreed upon in a Service Authorization as a result of additional changes other than SRDF Transition Services (i.e. hardware configurations, complexity, other new requirements, etc.).

                    2. Franklin accepts that the BR Services Transition is complete for the Serviced Applications listed in Table 3.7j below and any subsequent requirements to modify Rapid Recovery Solutions will be handled via the Service Request Process and will be priced at the time of the request pursuant to Section 3.7(d) and Section 3.7(j) (1), as applicable. For the discounts set forth in Section 3.7(j) (1) to apply, Franklin must initiate a Service Request for each elected Serviced Application requesting such change for each elected Serviced Application by December 31, 2004 or at such date which is mutually agreeable by the Parties. Additionally, the Parties must mutually agree and execute the Service Authorization for such Service Request by the expiration date of the Service Authorization, which shall not be unreasonably withheld by IBM.

                    3. Any changes to hardware configurations or complexity of the applications are not subject to the discount set forth in Section 3.7(j) (1).



                                          Table 3.7j
                        ---------------------------------------
                                SERVICED APPLICATION
                        ---------------------------------------
                                TAAS
                        ---------------------------------------
                                WAS32
                        ---------------------------------------
                                CFW
                        ---------------------------------------
                                Global Max
                        ---------------------------------------
                                Pega Central/Pega Satellite
                        ---------------------------------------
                                MBS Expert
                        ---------------------------------------
                                Global Plus
                        ---------------------------------------
                                Cache
                        ---------------------------------------
                                MINT
                        ---------------------------------------



IBM/FRANKLIN CONFIDENTIAL                                            PAGE 5 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

          13. CERTAIN PARTS OF EXHIBIT C-1 AS APPLICABLE TO BR SERVICES ARE MODIFIED AS FOLLOWS:

               See Amendment Number 5 Exhibits to Schedule C

               ***************************End of Page***************************



IBM/FRANKLIN CONFIDENTIAL                                            PAGE 6 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

                       PAGE 7 IS INTENTIONALLY LEFT BLANK


















IBM/FRANKLIN CONFIDENTIAL                                            PAGE 7 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

          14.  ADD  THE  FOLLOWING  AS  EXHIBIT  C-3:

               See Amendment Number 5 Exhibits to Schedule C

               ***************************End of Page***************************

IBM/FRANKLIN CONFIDENTIAL                                            PAGE 8 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5

     B)   SCHEDULE M (BUSINESS  RECOVERY SERVICES) IS HEREBY AMENDED AS FOLLOWS:
          "Schedule M" as amended, including "Supplement M-1 to Schedule M" is deleted in its entirety and replaced with "Revision 2 to Schedule M" which is attached hereto.



THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE SCHEDULES AND SUPPLEMENTS TO THE SCHEDULES, AND 3) THE AGREEMENT, DATED FEBRUARY 6, 2001, AS PREVIOUSLY AMENDED. FRANKLIN'S APPROVAL OF THIS AMENDMENT SHALL BE CONSIDERED ACCEPTANCE BY FRANKLIN OF IBM'S PROVISION OF THE SERVICES FOR THE CORRESPONDING CHARGES SPECIFIED IN THE AGREEMENT, AS AMENDED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.



Accepted by:                        Accepted by:
INTERNATIONAL BUSINESS MACHINES     FRANKLIN TEMPLETON COMPANIES, LLC
CORPORATION

By:  /s/ Shirley S. Reilich         By:  /s/ Jennifer J. Bolt
     ----------------------------        ------------------------
       Authorized Signature                Authorized Signature

Shirley S. Reilich  Date: 9/1/03    Jennifer J. Bolt  Date:  9/1/03
------------------        ------    ----------------         -------
Name (Type or Print)                Name (Type or Print)

IBM/FRANKLIN CONFIDENTIAL                                            PAGE 9 OF 9
FRANKLIN AMENDMENT FINAL.DOC                                  AMENDMENT NUMBER 5